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                                                                    EXHIBIT 1(f)

                                                                  Draft 12/21/01

                       American Express Credit Corporation

                                 $2,000,000,000
                       Medium-Term Senior Notes, Series B

                                AGENCY AGREEMENT


                                December 21, 2001

The Agents

Ladies and Gentlemen:

         American Express Credit Corporation, a Delaware corporation (the "Company"), proposes to issue and sell from time to time its Medium-Term Senior Notes, Series B, with maturities of nine months or more from date of issue (the "Notes") in an aggregate principal amount up to $2,000,000,000 and agrees with each of you (individually, an "Agent" and collectively, the "Agents") as set forth in this Agreement.






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         Subject to the terms and conditions stated herein and to the reservation by the Company of the right to sell its Notes directly on its own behalf and to designate or select additional agents pursuant to Section 3 hereof, the Company hereby (i) appoints each of the Agents as an agent of the Company for the purpose of soliciting and receiving offers to purchase Notes from the Company and (ii) agrees that whenever the Company determines to sell Notes directly to any Agent as principal it will enter into a separate agreement (each, a "Terms Agreement"), oral (and confirmed in writing by facsimile transmission or otherwise) or in writing, with respect to such information (as applicable) as specified in Annex I hereto, relating to such sale in accordance with Section 2(b) hereof.

         The Notes will be offered and sold under the Registration Statement (as hereinafter defined). The Notes will be issued from time to time pursuant to an Indenture, dated as of September 1, 1987, between the Company and Bank America National Trust Company (as successor to Security Pacific National Trust Company (New York)), as trustee, as supplemented by a First Supplemental Indenture, dated as of November 1, 1987, between the Company and Bank of Montreal Trust Company, as trustee, a Second Supplemental Indenture, dated as of January 15, 1988, between the Company and Fleet Bank Boston N.A. (as successor to The First National Bank of Boston), as trustee, a Third Supplemental Indenture, dated as of April 1, 1988, between the Company and The Chase Manhattan Bank (as successor to Manufacturers Hanover Trust Company), as trustee, a Fourth Supplemental Indenture, dated as of May 1, 1988, between the Company and Trust Company Bank, as trustee, a Fifth Supplemental Indenture, dated as of March 28, 1989, between the Company and The Bank of New York, as trustee, a Sixth Supplemental Indenture, dated as of May 1, 1989, between the Company and Bank of Montreal Trust Company, as trustee, a Seventh Supplemental Indenture, dated as of July 28, 1995, between the Company and The Chase Manhattan Bank, as trustee, and an Eighth Supplemental Indenture, dated as of December 21, 2001, between the Company and Bank One Trust Company, N.A., as trustee (the "Trustee") (as so supplemented or as it may be further supplemented or amended by one or more indentures supplemental thereto, the "Indenture"), in minimum denominations of $100,000 and in denominations exceeding such amount in integral multiples of $1,000. The Notes shall have the maturity ranges and other terms set forth in the Prospectus (as hereinafter defined) as it may be supplemented from time to time by an applicable pricing supplement (a "Pricing Supplement"). The Notes will be issued, and the terms and rights thereof established, from time to time by the Company in accordance with both the Indenture and the administrative procedures attached hereto as Annex II as amended from time to time by written agreement between the Agents and the Company (the "Procedures") and, if applicable, as specified in a related Terms Agreement.

         1. Representation and Warranties of the Company. The Company represents and warrants to, and agrees with, each Agent that, as of the date hereof and as of the Closing Date (as defined in Section 2(d) hereof) and each of the times referred to in Sections 4(n), 4(o), 4(p) and 4(q) hereof (the Closing Date and each such time being hereinafter sometimes referred to as a "Representation Date"), as follows:

         (a) Registration Statements on Form S-3 (Nos. 33-62797 and
     333-38199), which relate to certain debt securities of the Company, including a Prospectus (as defined below), with respect to the Notes have been prepared and filed by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the




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     "Act"), the Trust Indenture Act of 1939, as amended (the "Trust Indenture
     Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission"), and have become effective. Such Registration Statements have been amended or supplemented from time to time prior to the date of this agreement; any such amendment to the Registration Statements was so prepared and filed and has become effective. Copies of such Registration Statements and Prospectus, and any amendment or supplement thereto, and all documents incorporated by reference therein which were filed with the Commission prior to the date of this agreement have been delivered to you. The Indenture has been qualified under the Trust Indenture Act. As used in this Agreement, (i) "Registration Statement" means such registration statements including all exhibits thereto but excluding any Forms T-1 (as defined below) when they became effective under the Act, and as from time to time amended or supplemented thereafter, together with any registration statements filed and made effective hereafter relating to the Notes; (ii) "Basic Prospectus" means the first prospectus (including all documents incorporated therein by reference) included in the Registration Statement; and (iii) "Prospectus" means the Basic Prospectus, together with any amendments or supplements (including in each case all documents incorporated therein by reference) relating to the Notes, as filed with the Commission pursuant to paragraph
     (b) of Rule 424 of the Rules and Regulations. The Commission has not issued any order preventing or suspending the use of the Prospectus and no proceeding for that purpose has been threatened or instituted by the Commission.

         (b) The Registration Statement and the Prospectus conform, and the Registration Statement and the Prospectus will conform as of the applicable Representation Date and at all times during each period specified in
     Section 4(d) hereof, in all material respects to the requirements of the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Trust Indenture Act, and the Rules and Regulations; the Registration Statement and the Prospectus do not, and will not as of the applicable Representation Date and at all times during each period specified in
     Section 4(d) hereof, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to made the statements therein not misleading; provided, however, that the Company makes no representation or warranty as to the information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company by any Agent specifically for inclusion therein or to any statements in or omissions from the Statement of Eligibility and Qualification on Form T-1 of the Trustee under the Trust Indenture Act (a "Form T-1").

         (c) Neither the Company nor any of its subsidiaries is in violation of its corporate charter or by-laws; or in default under any agreement, indenture or instrument, the effect of which default would be material to the Company and its subsidiaries taken as a whole; the execution, delivery and performance of this Agreement, the Indenture and each applicable Terms Agreement, if any, and compliance by the Company and its subsidiaries with the provisions of the Notes and the Indenture have been duly authorized by all necessary corporate action and will not conflict with, or result in a violation of the corporate charter or by-laws of the Company; or any order, rule or regulation of any jurisdiction over the Company, its subsidiaries or its properties, the effect of any of which



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     conflict or violation would be material to the Company and its subsidiaries taken as a whole; and, except as required by the Act, the Exchange Act, the Trust Indenture Act and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of the transactions contemplated by this Agreement, each applicable Terms Agreement, if any, or the Indenture, except as has been duly obtained or made and is in full force and effect.

         (d) The issuance and sale of the Notes and the compliance by the Company and its subsidiaries with all of the provisions of this Agreement and the Indenture will not conflict with or result in a breach of any of the provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of, the Company or its subsidiaries pursuant to the terms of any agreement or instrument to which the Company or its subsidiaries is now, or on a Representation Date will be, a party, and compliance by the Company and its subsidiaries with all of the provisions of the agreements, to which they are respectively subject, in connection with the purchase of receivables from various subsidiaries of American Express Company, a New York corporation, ("American Express") (such agreements being herein referred to as the "Agreements of Sale and Purchase") will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result (except as contemplated thereby) in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company, any of its subsidiaries, American Express or any subsidiary of American Express which is a party to any of the Agreements of Sale and Purchase, pursuant to the terms of any agreement or instrument to which the Company, any of its subsidiaries, American Express or any subsidiary of American Express which is a party to any of the Agreements of Sale and Purchase is now or on a Representation Date will be a party, except in the case of (A) any subsidiary of the Company, to the extent any such conflict, breach, default or lien, charge or encumbrance would not be material to the Company and its subsidiaries taken as a whole or (B) American Express or any subsidiary of American Express which is a party to any of the Agreements of Sale and Purchase (other than subsidiaries of the Company), to the extent any such conflict, breach, default or lien, charge or encumbrance would not be material to American Express or any such subsidiary, as the case may be.

         (e) Subsequent to the respective dates as to which information contained in the Registration Statement is given, and except as disclosed in the Registration Statement and the Prospectus, there has not been any material adverse change in, or any adverse development or event which would reasonably be expected to materially affect, the business, properties, condition (financial or otherwise) or results of operations of the Company and its subsidiaries taken as a whole.

         (f) Ernst & Young LLP, who have audited the financial statements of the Company, as set forth in their reports incorporated by reference in the Registration Statement and the Prospectus, are independent public accountants within the meaning of the Act and the Rules and Regulations.


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         (g) The Indenture and the Notes have been duly authorized; and the
     Indenture constitutes, and the Notes, when duly executed, authenticated, issued and delivered as contemplated by this Agreement, any Terms Agreement and by the Indenture will constitute, valid and legally binding obligations of the Company enforceable in accordance with their respective terms and entitled to the benefits of the Indenture, except to the extent that enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equity principles (regardless of whether considered in a proceeding in equity or at law), and the Notes and the Indenture conform in all material respects to the descriptions thereof in the Prospectus.

         (h) Each of the Company and its subsidiaries, respectively, has been duly incorporated, is validly existing and in good standing under the laws of its jurisdiction of incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership of property or the conduct of its business requires such qualification (except where the failure so to qualify would not be material to the Company and its subsidiaries taken as a whole), and has the corporate power and authority necessary to own or hold its respective properties and to conduct the business in which it is engaged.

         (i) Except as described in the Registration Statement and the Prospectus, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened or contemplated against the Company or its subsidiaries which might result, individually or in aggregate, in any material adverse change in the business, properties, condition (financial or otherwise), or results of operations of the Company and its subsidiaries taken as a whole or would materially and adversely affect the ability of the Company to perform its obligations under the Indenture or this Agreement, or which would be otherwise material in the context of the sale of the Notes.

         (j) All of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly by American Express Travel Related Services Company, Inc. ("TRS") free and clear of all liens and encumbrances, and all of the outstanding shares of capital stock of the Company's subsidiaries have been duly and validly issued and are fully paid and non-assessable and are owned directly, or indirectly, through wholly-owned subsidiaries, by the Company free and clear of all liens and encumbrances.

         (k) The audited consolidated financial statements and related schedules of the Company and its subsidiaries incorporated by reference in the Registration Statement and Prospectus present and will present, as of the applicable Representation Date and at all times during each period specified in Section 4(d) hereof, fairly, the financial condition, results of operations, changes in shareholder's equity and cash flows of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been, and will be as of the applicable Representation Date and at all times during each period specified in Section 4(d) hereof, prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the period or periods involved (except for changes in accounting principles or the application thereof with





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     which Ernst & Young LLP shall have concurred and which have been disclosed in the Registration Statement or Prospectus, as applicable) and the supporting schedules included or incorporated in the Registration Statement and Prospectus fairly present the information required to be stated therein. The unaudited consolidated financial statements of the Company, if any, included in the Prospectus and the Registration Statement and the related notes do, and will, as of the applicable Representation Date and at all times during each period specified in Section 4(d), present fairly the consolidated financial position of the Company, and have been prepared in accordance with the instructions to the Commission's Quarterly Report on Form 10-Q.

         (l) The documents incorporated by reference in the Registration Statement or the Prospectus have been, and will be as of the applicable Representation Date and at all times during each period specified in
     Section 4(d) hereof, prepared by the Company in conformity in all material respects with the applicable requirements of the Act, the Exchange Act and the Rules and Regulations.

         (m) The Agreements of Sale and Purchase conform in all material respects to the descriptions thereof included in the Registration Statement and the Prospectus.

         2. Solicitations by the Agents of Offers to Purchase; Purchases as Principal.

         (a) Solicitations as Agent. On the basis of the representations and warranties, and subject to the terms and conditions herein set forth, each Agent hereby agrees, as an agent of the Company, to use its reasonable best efforts when requested by the Company to solicit and receive offers to purchase Notes from the Company upon the terms and conditions set forth in the Prospectus from time to time as amended or supplemented by an applicable Pricing Supplement or otherwise. No Agent shall otherwise employ, pay or compensate any other person to solicit offers to purchase the Notes or to perform any of its functions as agent without the prior written consent of the Company.

         The Company reserves the right, in its sole discretion, to instruct each Agent to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Notes. As soon as practicable, but in any event not later than the next Business Day after receipt of such notice from the Company, each Agent will suspend solicitation of offers to purchase Notes from the Company until such time as the Company has advised it that such solicitation may be resumed. For the purpose of the foregoing sentence, "Business Day" shall mean any day that is not a Saturday or Sunday and that, in the City of New York, New York and in the State of Delaware (and, with respect to LIBOR Notes (as defined in the Prospectus), the City of London) is not a day on which banking institutions are generally authorized or obligated by law to close.

         The Company agrees to pay each Agent a commission at the time of settlement of any sale of a Note by the Company as a result of a solicitation made by such Agent, at a rate to be agreed upon by the Agents and the Company between 1 and 75 basis points (as a percentage of the principal amount of Notes sold by such Agent). The Agents may reallow any portion of the commission payable to them pursuant hereto to dealers in connection with the offer and sale of any Notes on an agency basis.



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         As Agents, you are authorized to solicit offers to purchase the Notes only in denominations of $100,000 or any amount in excess thereof that is an integral multiple of $1,000. Each Agent shall communicate to the Company, orally or in writing, each reasonable offer received by such Agent to purchase Notes issued by the Company. The Company shall have the sole right to accept offers to purchase Notes to be issued by the Company and may reject any proposed purchase of Notes to be issued by it as a whole or in part. Each Agent shall have the right, in its discretion reasonably exercised without advising the Company, to reject any offer received by it to purchase Notes of the Company, as a whole or in part, and any such rejection by it shall not be deemed a breach of its agreements contained herein.

         (b) Purchases as Principal. Each sale of Notes to any Agent as principal, for resale to one or more investors or to another broker-dealer (acting as principal for purposes of resale), shall be made in accordance with the terms of this Agreement and a Terms Agreement, whether oral (and confirmed in writing by facsimile transmission or otherwise) or in writing, which will provide for the sale of such Notes to, and the purchase thereof by, such Agent. A Terms Agreement may also specify certain provisions relating to the reoffering of such Notes by such Agent. The commitment of such Agent to purchase Notes of the Company pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall specify the principal amount of Notes of the Company to be purchased by an Agent pursuant thereto, the price to be paid to the Company for such Notes, any provisions relating to rights of, and default by, underwriters acting together with such Agent in the reoffering of the Notes, and the time and date (each such time and date being referred to herein as a "Time of Delivery") and place of delivery of and payment for such Notes. Such Terms Agreement shall also specify any requirements for opinions of counsel, officers' certificates and letters from the independent public accountants of the Company pursuant to
Section 4 hereof.

         An Agent may utilize a selling or dealer group in connection with the resale of the Notes purchased.

         (c) Procedures. Procedural details relating to the issue and delivery of Notes, the solicitation of offers to purchase, and purchases by any Agent as principal of Notes, and the payment in each case therefor, shall be as set forth in the Procedures. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by each of them in the Procedures. The Company will furnish to the Trustee a copy of the Procedures as from time to time in effect. The Procedures may be amended only by written agreement of the Company and the Agents.

         (d) Delivery. The documents required to be delivered pursuant to
Section 6 hereof on the Closing Date (as defined below) shall be delivered at the office of Cleary, Gottlieb, Steen & Hamilton, One Liberty Plaza, New York, New York 10006, at 9:30 a.m., New York City time, on the date of this Agreement, which date and time of such delivery may be postponed by agreement between the Agents and the Company but in no event shall be later than the day prior to the date on which solicitation of offers to purchase Notes is commenced (such time and date being referred to herein as the "Closing Date").



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         3. Additional Agent. Notwithstanding anything to the contrary contained herein, the Company may authorize any other person, partnership or corporation (an "Additional Agent") to act as its agent to solicit offers for the purchase of all or part of the Notes of the Company and the Company shall give the Agents prompt notice of such authorization; provided, however, any Additional Agent shall execute this Agreement and become a party hereto and thereafter the term Agent as used in this Agreement shall mean the Agents and such Additional Agent.

         4. Covenants and Agreements of the Company. The Company covenants and agrees with each Agent:

         (a) To deliver promptly to the Agents such number of the following documents as they may reasonably request during the period in which a prospectus relating to the Notes is required to be delivered under the Act:
     (i) copies of the Registration Statement (excluding exhibits other than the computation of the ratio of earnings to fixed charges, the Indenture and this Agreement), (ii) the Basic Prospectus and the Prospectus and (iii) any documents incorporated by reference in the Registration Statement or Prospectus;

         (b) To prepare a Pricing Supplement with respect to any Notes to be offered and sold to or through the Agents pursuant to this Agreement and, after approval of such Pricing Supplement by the Agents, to file such Pricing Supplement with the Commission pursuant to and in accordance with Rule 424 (b) under the Act;

         (c) To advise each Agent promptly of any proposal to amend or supplement the Registration Statement or the Prospectus and to afford the Agents a reasonable opportunity to comment on any such proposed amendment or supplement (other than any Pricing Supplement that relates to Notes not purchased through or by such Agent), and if the Company effects any amendment or supplementation of the Registration Statement or the Prospectus to which an Agent objects, such Agent shall be relieved of its obligations under Section 2(a) to solicit offers to purchase the Notes until such time as the Company shall have filed such further amendments or supplements such that such Agent is reasonably satisfied with the Registration Statement and the Prospectus, as then amended or supplemented;

         (d) If, during any period in which, in the opinion of Cleary, Gottlieb, Steen & Hamilton, counsel for the Agents, a prospectus relating to the Notes is required to be delivered under the Act, any event occurs as a result of which in the opinion of the Company or its counsel the Prospectus would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, to promptly notify the Agents (which notification shall be by telephone and confirmed in writing) promptly to suspend solicitation of purchases of the Notes; if the Company shall decide to amend or supplement the Registration Statement or the Prospectus, to promptly advise the Agents by telephone (with confirmation in writing) and to promptly prepare and file with the Commission an amendment or supplement which will correct such statement or


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     omission or an amendment which will effect such compliance; the Company will file no amendment or supplement to the Registration Statement or Prospectus relating to sales of the Notes involving the Agents to which the Agents shall reasonably object by notice to the Company after having been furnished a copy a reasonable time prior to the filing; and the Company will furnish to the Agents prior to the filing thereof a copy of any such amendment or supplement.

         Notwithstanding the foregoing, if, at the time any such event occurs or it becomes necessary to amend the Prospectus to comply with the Act, any Agent shall own any of the Notes with the intention of reselling them, or the Company has accepted an offer to purchase Notes but the related settlement has not occurred, the Company will promptly prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Agents' consent to, nor their delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6;

         (e) To timely file with the Commission during the period referred to in
     (d) above, any amendment or supplement to the Registration Statement or any Prospectus that may, in the judgment of the Company, the Agents or their respective counsel, be required by the Act or requested by the Commission;

         (f) At or prior to filing with the Commission during the period referred to in (d) above, (i) any amendment or supplement to the Registration Statement or Prospectus or (ii) any document which upon filing is deemed to be incorporated by reference in the Registration Statement or Prospectus, to furnish a copy thereof to the Agents and to Cleary, Gottlieb, Steen & Hamilton, counsel to the Agents;

         (g) To advise the Agents immediately (i) when any post-effective amendment to the Registration Statement relating to or covering the Notes becomes effective or any subsequent supplement to the Prospectus has been filed, (ii) of any request or proposed request by the Commission for an amendment or supplement to the Registration Statement, to the Prospectus or for additional information, or (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order directed to the Prospectus or any document incorporated therein by reference or the initiation or threat of any stop order proceeding or of any challenge to the accuracy or adequacy of any document incorporated by reference in the Prospectus or the suspension of qualification for sale in any jurisdiction or any proceedings for such purpose;

         (h) If, during the period referred to in (d) above, the Commission shall threaten or initiate any stop order proceeding in respect of the Registration Statement, to promptly use its reasonable efforts to prevent the issuance of any stop order or to obtain the withdrawal of such order as soon as possible, unless the Company shall, in its sole judgment, determine that it is in the Company's best interest not to do so;

         (i) To file promptly all documents required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act. In addition, on the


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     date on which the Company makes any announcement to the general public concerning earnings or concerning any other event which is required to be described, or which the Company proposes to describe, in a document filed pursuant to the Exchange Act, the Company will furnish the information contained in such announcement to each Agent, confirmed in writing and, subject to the provisions of subsections (b) and (c) of this section 4, will cause the Prospectus to be amended or supplemented to reflect the information contained in such announcement. The Company also will furnish each Agent with copies of all press releases or announcements to the general public;

         (j) To notify immediately each Agent of any downgrading in the rating of any debt securities of the Company or any proposal to downgrade the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading of such rating), as soon as the Company learns of such downgrading, proposal to downgrade or public announcement;

         (k) To make generally available to its security holders, in each case as soon as practicable but in any event not later than 15 months after the acceptance by the Company of an offer to purchase Notes hereunder, an earnings statement covering the twelve-month period beginning after the latest of (i) the effective date of the Registration Statement, (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of such acceptance and (iii) the date of the Company's most recent annual report on Form 10-K filed with the Commission prior to the date of such acceptance which will satisfy the provisions of Section 11(a) of the Act (and, at the option of the Company, Rule 158 of the Rules and Regulations);

         (l) So long as any of the Notes are outstanding, the Company agrees to furnish to the Agents upon their request (i) copies of any reports furnished to the Company's security holders generally (other than reports made solely to American Express or TRS) and (ii) any reports and financial statements filed by or on behalf of the Company with the Commission or any national securities exchange; (m) To use its best efforts to qualify the Notes for sale under the securities laws of such jurisdictions as the Agents reasonably designate, to maintain such qualifications in effect so long as required for the distribution of the Notes and to arrange for the determination of the legality of the Notes for purchase by institutional investors, except that the Company shall not be required in connection therewith to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject;

         (n) Each acceptance by the Company of an offer for the purchase of Notes shall be deemed to be an affirmation that the representations and warranties of the Company contained in this Agreement and in any certificate theretofore given to the Agents pursuant hereto are true and correct at the time of such acceptance, and an


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     undertaking that such representations and warranties will be true and correct at the time of delivery to the purchaser or his or her agent of the Notes relating to such acceptance as though made at and as of each such time (and it is understood that such representations and warranties shall relate to the Registration Statement and the Prospectus, as amended or supplemented to each such time);

         (o) Each time that the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for a change in the interest rates or maturities of the Notes or a change in the principal amount of Notes remaining to be sold or similar changes) or the Company files with the Commission any document incorporated by reference into the Prospectus, the Company shall, concurrently with such amendment, supplement or filing, furnish the Agents with a certificate of the Chairman of the Board of Directors, President or any Vice President and of the Treasurer or an Assistant Treasurer of the Company in form satisfactory to the Agents to the effect that the statements contained in the certificate referred to in Section 6(i) hereof which was last furnished to the Agents are true and correct at the time of such amendment, supplement or filing, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in said Section 6(i), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate;

         (p) Each time that the Registration Statement or the Prospectus shall be amended or supplemented or the Company files with the Commission any document incorporated by reference into the Prospectus (other than by an amendment, supplement or filing (i) providing solely for a change in the interest rates or maturities of the Securities or a change in the principal amount of Notes remaining to be sold or similar changes or (ii) setting forth or incorporating by reference financial statements or other information as of and for any fiscal quarter, unless, in the case of clause
     (ii) above, in the reasonable judgment of the Agents or counsel for the Agents, such financial statements or other information are of such a nature that an opinion of counsel should be furnished), the Company shall, concurrently with such amendment, supplement or filing, furnish the Agent and its counsel with written opinions of David S. Carroll, Esq., Counsel of the Company, addressed to the Agents and dated the date of delivery of such opinions, in form satisfactory to the Agents, of the same tenor as the respective opinions referred to in Section 6(g) hereof, but modified, as necessary, to relate to the Registration Statement and the Prospectus as amended or supplemented to the time of delivery of such opinions; provided, however, that in lieu of such opinions, such Counsel may furnish the Agents with letters to the effect that the Agents may rely on such prior opinions to the same extent as though they were dated the date of such letter authorizing reliance (except that statements in such prior opinions shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented to the time of delivery of such letters authorizing reliance);

         (q) Each time that the Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information or the Company files with the Commission any document incorporated by reference into the Prospectus which contains additional financial information, the Company shall cause Ernst & Young LLP to furnish the Agents, concurrently with such amendment, supplement or filing, a letter, addressed to the Agents and dated the date of delivery of such letter, in form and substance reasonably satisfactory to the Agent, of the same tenor as the letter referred to in
     Section 6(j) hereof but modified to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company; provided, however, that if the Registration Statement or the Prospectus is amended or supplemented solely to include financial information as of and for a fiscal quarter, Ernst & Young LLP may limit the scope of such letter to the unaudited financial statements included in such amendment or supplement unless there is contained therein any other accounting, financial or statistical information that, in the reasonable judgment of the Agents or counsel for the Agents, should be covered by such letter, in which event such letter shall also cover such other information; and

         (r) Between the date on which any Agent agrees to purchase Notes from the Company as principal for resale and the date of delivery of such Notes, the Company will not offer or sell, or enter into any agreement to sell, pledge, or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to any of its debt securities (other than such Notes), other than borrowings under the Company's revolving credit agreements and lines of credit, the private placement of securities and issuances of its commercial paper, or publicly disclose the intention to make any such offer, sale, pledge or disposition or filing.

         5. Fees, Costs, etc. The Company covenants and agrees with each Agent that, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants and all other expenses in connection with the preparation and printing of the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to such Agent; (ii) the cost of preparation and printing of this Agreement, the Indenture, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Notes; (iii) all expenses in connection with the qualification of the Notes for offering and sale under state securities laws as provided in Section 4(m) hereof, including the fees and disbursements of counsel for the Agents in connection with such qualification and in connection with any Blue Sky and Legal Investment memoranda; (iv) any fees charged by securities rating services for rating the Notes; (v) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Notes; (vi) the cost of preparing the Notes; (vii) the fees and expenses of the Trustee and the fees and disbursements of counsel for the Trustee in connection with any Indenture and the Notes; (viii) the fees and disbursements of Cleary, Gottlieb, Steen & Hamilton, as counsel for the Agents, or other counsel reasonably satisfactory to both the Agents and the Company; (ix) all advertising expenses in connection with the offering of the Notes incurred with the consent of the Company; and (x) all other reasonable costs and expenses incident to the performance of the Company's obligations hereunder which are not otherwise specifically provided for in this Section.

         6. Conditions of Obligations. The obligation of any Agent, as an agent of the Company, to solicit offers to purchase the Notes on the Closing Date and at any time before which the Company has advised the Agents to suspend solicitation of offers to purchase Notes pursuant to Section 2(a) or after which the Company has advised the Agents that the solicitation of offers to purchase Notes which was suspended pursuant to Section 2(a) may be resumed (the "Solicitation Time"), the obligation of any Agent to purchase Notes as principal pursuant to any Terms Agreement, and the obligation of any person who has agreed to purchase Notes to make payment for and accept delivery of Notes shall in each case be subject to the following conditions:

         (a) That all representations and warranties and other statements of the Company herein (and, in the case of an obligation of such Agent under a Terms Agreement, in or incorporated in such Terms Agreement by reference) are true and correct (i) at and as of the Closing Date; (ii) at and as of any applicable Representation Date that is prior to such settlement date or Time of Delivery, as the case may be; (iii) at and as of any such settlement date or Time of Delivery referred to in Section 2(b), as the case may be; and (iv) during any Solicitation Time.

         (b) That the Company shall have performed all of its obligations hereunder theretofore in each case to be performed.

         (c) No stop order suspending the effectiveness of the Registration Statement nor any order directed to any document incorporated by reference in any Prospectus shall have been issued and to the knowledge of the Company or the Agents, no stop order proceeding shall have been initiated or threatened by the Commission; any request of the Commission for inclusion of additional information in the Registration Statement or any Prospectus or otherwise shall have been complied with to the reasonable satisfaction of the Agents or counsel for the Agents; and the Company shall not have filed with the Commission any amendment or supplement to the Registration Statement or any Prospectus which have not been reviewed by the Agent.

         (d) No order suspending the sale of the Notes in any jurisdiction designated by the Agents pursuant to Section 4(m) hereof shall have been issued, and no proceeding for that purpose shall have been initiated or threatened.

         (e) No Agent shall have discovered and disclosed to the Company that the Registration Statement or any Prospectus contains an untrue statement of a fact which, in the opinion of counsel for such Agent, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

         (f) Except as contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any material change, on a consolidated basis, in the shareholder's equity, short-term debt, long-term debt, ratio of earnings to fixed charges, total assets, total revenue or total net income of the Company and its subsidiaries, in the condition (financial or other) or in the earnings of the Company, its subsidiaries, or the affairs, or business of the Company and its subsidiaries whether or not arising in the ordinary course of business, or any change in the rating assigned by any nationally recognized securities rating agency to any debt securities of the Company, which, in the reasonable judgment of the Agents, makes it impractical or inadvisable to offer or deliver the Notes on the terms and in the manner contemplated in the Prospectus.

         (g) At the Closing Date and the Time of Delivery, the Agents shall have received the opinion, addressed to the Agents and dated the Closing Date, of David S. Carroll, Esq., Counsel of the Company, in form and substance satisfactory to the Agents and their counsel, to the effect that:

             (i) The Company has been duly incorporated and is validly existing and in good standing under the laws of Delaware and has all corporate power and authority necessary to own its properties and conduct the business in which it is engaged as described in the Prospectus; the Company is duly qualified to do business as a foreign corporation in good standing in all jurisdictions in which it owns or leases substantial properties or in which the conduct of its business requires such qualification and the failure so to qualify would have a material adverse effect on the Company; and except as may be disclosed in the Registration Statement, all outstanding shares of capital stock of the Company are owned by a wholly owned subsidiary of American Express free and clear of any lien, pledge and encumbrance or, to the best of such counsel's knowledge, any claim of any third party;

             (ii) Such counsel has no reason to believe that either the Registration Statement or the Prospectus or any amendment or supplement thereto contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no opinion as to the financial statements or schedules or other data of a financial or related statistical nature);

             (iii) Such counsel does not know of any litigation or governmental proceeding pending or threatened against the Company or its subsidiaries which would affect the subject matter of this Agreement or the Indenture or is required to be disclosed in the Registration Statement or Prospectus which is not disclosed and correctly summarized therein;

             (iv) Such counsel does not know of any contracts or other documents which are required to be filed as exhibits to the Registration Statement or incorporated by reference in the Prospectus by the Act, the Exchange Act or the Trust Indenture Act or the Rules and Regulations, which have not been filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations;

             (v) To the best of such counsel's knowledge, neither the Company nor its subsidiaries is in violation of their corporate charter or by-laws; or in default under any agreement, indenture or instrument, the effect of which default would be material to the Company;

             (vi) Neither the issuance or sale of the Notes nor the execution, delivery and performance of this Agreement and the Indenture by the Company and the consummation of any other transactions contemplated by this Agreement or the Indenture will conflict with, or result in a breach or violation of, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or its subsidiaries pursuant to the terms of, or constitute a default under, any agreement, indenture or instrument known to such counsel to which the Company or its subsidiaries is a party or by which it or its properties is bound, or result in a violation of the corporate charter or by-laws of the Company or its subsidiaries or any order, rule or regulation (applicable to the Company, or its subsidiaries or their respective properties) of any court or governmental agency having jurisdiction over the Company, or its subsidiaries or their respective properties; except as required by the Act, the Trust Indenture Act and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement and the Indenture, except as has been duly obtained or made and is in full force and effect;

             (vii) The Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act; the Indenture constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

             (viii) The Notes have been duly authorized by all necessary corporate action and, when executed by the proper officers of the Company and authenticated as specified in the Indenture and delivered against payment therefor in accordance with this Agreement, will be legal, valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable in accordance with their terms subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

             (ix) The Indenture and Notes conform in all material respects to the statements concerning each of them in the Prospectus;

             (x) The Registration Statement, and any amendment or supplement filed by the Company, has become effective under the Act, the Prospectus was filed with the Commission pursuant to Rule 424(b) and, to the best knowledge of such counsel, no stop order suspending its effectiveness has been issued and no proceeding for that purpose is pending or threatened by the Commission;

             (xi) The Registration Statement, the Prospectus and each amendment or supplement thereto comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act, the Trust Indenture Act and the Rules and Regulations (except that no opinion need be expressed as to the financial statements or schedules or other data of a financial or related statistical nature, or to the Forms T-1);

             (xii) The statements made in the Prospectus under the caption "Description of Debt Securities" and "Description of Notes", insofar as they purport to summarize the provisions of the Notes and the Indenture, fairly present the information called for with respect thereto by Form S-3;

             (xiii) The statements made in the Prospectus under the caption "Certain Federal Income Tax Considerations" insofar as such statements purport to summarize certain federal income tax laws of the United States, constitute a fair summary of the principal United States federal income tax consequences of an investment in the Notes;

             (xiv) Neither the issuance or sale of the Notes nor the execution, delivery and performance of this Agreement or the Indenture by the Company and the consummation of any other transaction contemplated by this Agreement or the Indenture will conflict with, or result in a breach or violation of the Agreements of Sale and Purchase; and

             (xv) This Agreement has been duly authorized, executed and delivered by the Company;

         (h) There shall not have occurred: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or the establishment of minimum prices on such exchange or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (ii) the engagement by the United States in hostilities which have resulted in the declaration of a national emergency or war; (iii) any banking moratorium declared by U.S. Federal or New York authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the occurrence of any other calamity or crisis or any material adverse change in the existing financial, political or economic conditions in the United States or elsewhere; or (v) any downgrading in the rating accorded the Notes or any other debt securities of the Company by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating), if the effect thereof in the judgment of such Agent makes it impracticable or inadvisable to proceed with the solicitation of offers to purchase Notes or the purchase of Notes from the Company as principal pursuant to the applicable Terms Agreement, as the case may be;

         (i) The Company shall have furnished or caused to be furnished to such Agent certificates of officers of the Company dated the Closing Date, dated the Time of Delivery, dated the date the Company has advised the Agents that the solicitation of offers to purchase Notes which was suspended pursuant to Section 2(a) may be resumed, and dated the applicable dates referred to in Section 4(o) in such form and executed by such officers of the Company as shall be satisfactory to such Agent, as to the accuracy of the representations and warranties of the Company herein at and as of the Closing Date or such applicable date, as the case may be, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Closing Date or such applicable date, as the case may be, as to the matters set forth in subsections (c) and (f) of this
     Section 6, and as to such other matters as such Agent may reasonably request;

         (j) The Company shall have furnished to the Agents on the Closing Date or the Time of Delivery, as the case may be, a letter of Ernst & Young LLP addressed to the Agents and dated such applicable date, to the effect set forth in Exhibit B hereto;

         (k) The Agents shall have received from Cleary, Gottlieb, Steen & Hamilton, counsel for the Agents, or other counsel reasonably satisfactory to both the Agents and the Company, such opinion or opinions, dated the Closing Date or the Time of Delivery (if required by the applicable Terms Agreement), with respect to the issuance and sale of the Notes, the Prospectus and other related matters as the Agents may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters; and

         (l) Prior to the Closing Date or the Time of Delivery, as the case may be, the Company shall have furnished to the Agents such further information, certificates and documents as the Agents or counsel to the Agents may reasonably request.

         All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in the form and substance satisfactory to counsel for the Agents.

         7. Indemnification and Contribution.

         (a) The Company agrees to indemnify and hold harmless each Agent against any losses, claims, damages or liabilities, joint or several, as incurred, to which such Agent may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement when it became effective, or in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Agent for any legal or other expenses reasonably incurred by it in connection with investigating or defending against any such losses, claims, damages or liabilities; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission therein, in reliance upon and in conformity with written information furnished to the Company by any Agent expressly for use in the preparation thereof, (ii) that part of the Registration Statement which shall constitute the Form T-1 of the Trustee, or (iii) such indemnity with respect to a preliminary prospectus supplement or other prospectus shall not inure to the benefit of any Agent (or any person controlling such Agent) from whom the person asserting such loss, claim, damage or liability purchased the Notes which are the subject thereof if it shall be established by the Company that such person was not sent or provided by such Agent a copy of the Prospectus prepared by the Company for use in connection with the confirmation of the sale of Notes to such person in any case where delivery of a prospectus is required by the Act and the untrue statements or omissions of a material fact contained in such preliminary prospectus supplement or other prospectus were corrected in the Prospectus prepared by the Company for use in connection with the Notes, unless such failure to deliver the Prospectus prepared by the Company for use in connection with the Notes was a result of noncompliance by the Company with Section 4(a) hereof.

         (b) Each Agent will severally and not jointly indemnify and hold harmless the Company against any losses, claims, damages or liabilities, as incurred, to which the Company may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement when it became effective, or in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of each Agent specifically for use in the preparation thereof, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending against any such loss, claim, damage, liability or action.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnity party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that each Agent shall have the right to employ counsel to represent it with respect to any liability arising out of any claim in respect of which indemnity may be sought by such Agent against the Company under this

Section if, in the reasonable judgment of such Agent, it is advisable for such Agent to be represented by separate counsel, and in that event the fees and expenses of such counsel shall be paid by the Company.

         (d) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Agent on the other from the offering of the Notes, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only such relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and each Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of Notes (before deducting expenses) received by the Company bear to the total commissions or discounts (before deducting expenses) received by such Agent in connection with the sales of the Notes by the Company for which such Agent received a commission hereunder or any applicable Terms Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Company on the one hand or by any Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Agent agree that it would not be just and equitable if contribution pursuant to this subsection (d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim (which shall be limited as provided in subsection (c) above if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Agent shall be required to contribute any amount in excess of the total amount of commissions or discounts received by it hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of each of the Agents under this subsection (d) to contribute are several in proportion to the respective purchases made by or through it to which such loss, claim, damage or liability (or action in respect thereof) relates and are not joint. Promptly after receipt by an indemnified party under this subsection (d) of notice of the commencement of any action against such party in respect of which a claim for contribution may be made against an indemnifying party under this subsection (d), such indemnified party shall notify the indemnifying party in writing of the commencement thereof if the notice specified in subsection (c) above has not been given with respect to such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this subsection (d). No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and
(ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

         (e) The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Agent within the meaning of either the Act or the Exchange Act; and the obligations of each Agent under this Section 7 shall be in addition to any liability which such Agent may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of either the Act or the Exchange Act.

         8. Status of Each Agent. Each Agent, in soliciting offers to purchase Notes from the Company and in performing the other obligations of such Agent hereunder (other than in respect of any Terms Agreement), is acting solely as agent for the Company and not as principal. Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes from the Company was solicited by such Agent and has been accepted by the Company, but such Agent shall not have any liability to the Company in the event such purchase is not consummated for any reason. Under no circumstances will an Agent be obligated to purchase any Notes for its own account except pursuant to, and subject to the conditions of, a Terms Agreement. The Company agrees that, if the Company shall default on its obligation to deliver Notes to a purchaser whose offer it has accepted, the Company shall (i) hold each Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) in particular, pay to the Agent that solicited such offer any commission to which it would be entitled in connection with such sale.

         9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements by any Agent and the Company or its officers set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Agent or any controlling person of such Agent or the Company, or any officer or director or any controlling person of the Company, and shall survive each delivery of and payment for any of the Notes.

         10. Termination. The provisions of this Agreement relating to the solicitation of offers to purchase Notes from the Company may be suspended or terminated at any time by the Company as to any Agent or by any Agent insofar as this Agreement relates to such Agent upon the giving of written notice of such suspension or termination to any Agent or to the Company, as the case may be. In the event of such suspension or termination with respect to any Agents, (x) this Agreement shall remain in full force and effect with respect to the Agent as to which such suspension or termination has not occurred and (y) the Company shall not have any liability to such Agent and such Agent shall not have any liability to the Company, except as provided in any Terms Agreements and in the third paragraph of Section 2(a), Section 5, Section 7, Section 8 and Section 9 and except that (i) so long as such Agent owns Notes purchased directly from the Company with a view to reselling such Notes (but in no event longer than nine months after the sale of such Notes), the Company shall continue to have the obligations provided in subsections (a), (c), (d) and (e) of Section 4 and (ii), until the later of the date of the last settlement of a purchase of Notes resulting from a solicitation made by the Agent prior to such suspension or termination and the last Time of Delivery with respect to any Terms Agreement to which the Agent is a party, the Company and such Agent shall continue to have the respective obligations provided in the Procedures and the Company shall continue to have the obligations provided in subsections (a) through (l) of
Section 4.

         11. Notices. Except as otherwise specifically provided herein or in the Procedures, all statements, requests, notices and advices hereunder shall be in writing, or by telephone if promptly confirmed in writing, and shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to:

in the case of notices to the Agents:

and, in the case of notices to the Company:

                  301 North Walnut Street
                  Wilmington, Delaware 19801
                  Facsimile: (302) 571-8073
                  Attention:  President

                  with a copy to:

                  American Express Travel Related Services Company, Inc. 200 Vesey Street
                  World Financial Center
                  New York, New York 10285
                  Facsimile: (917) 639-7607
                  Attention: TRS Treasury

         12. Successors. This Agreement and any Terms Agreement shall be, binding upon, and inure solely to the benefit of, each Agent and the Company, and to the extent provided in Section 7, Section 8 and Section 9 hereof, the officers and directors of the Company and any person who controls any Agent or the Company, and their respective personal representatives, successors and assigns (through consolidation, merger, sale, conveyance or otherwise), and no other person shall acquire or have any right under or by virtue of this Agreement or any Terms Agreement. No purchaser of any of the Notes through or from any Agent hereunder shall be deemed a successor or assign by reason of such purchase; provided, however, that such purchaser shall be entitled to the benefits of this Agreement to the extent provided in Sections 4(k) and 6 hereof.

         13. Timing. Time shall be of the essence in this Agreement and any Terms Agreement.

         14. Applicable Law. This Agreement and any Terms Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. The Company and the Agents submit to the non-exclusive jurisdiction of the Federal and state courts of the Borough of Manhattan in the City of New York in any suit or proceeding arising out of or relating to this Agreement or any Terms Agreement or the transactions contemplated hereby or thereby.

         15. Counterparts. This Agreement and any Terms Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be an original, but all of such respective counterparts shall together constitute one and the same instrument.

                  If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, whereupon this letter and your acceptance shall constitute a binding agreement between you and the Company.


                              AMERICAN EXPRESS CREDIT CORPORATION



                              By:
                                       -----------------------------------------
                              Title:
                                       -----------------------------------------

Accepted:


The Agents

                                                                         Annex I

                                AMERICAN EXPRESS
                               CREDIT CORPORATION

                       Medium-Term Senior Notes, Series B

                                 TERMS AGREEMENT


[The Agents]

Ladies and Gentlemen:

                  American Express Credit Corporation (the "Company") proposes, subject to the terms and conditions stated herein and in the Agency Agreement, dated December 21, 2001 (the "Agency Agreement"), between the Company on the one hand and the Agents, on the other, to issue and sell to the Company's Medium-Term Senior Notes,

Series B specified in the Schedule hereto (the "Purchased Notes"). Each of the provisions of the Agency Agreement not specifically related to the solicitation by [Agents] as agents of the Company, of offers to purchase Notes is incorporated by reference herein in its entirety and shall be deemed to be part of this Agreement to the same extent as if such provisions had been set forth in full herein. Nothing contained herein or in the Agency Agreement shall make any party hereto an agent of the Company or make such party subject to the provisions of the Agency Agreement relating to the solicitation of offers to purchase Notes from the Company, solely by virtue of its execution of this Terms Agreement. Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement, except that each representation and warranty in Section 1 of the Agency Agreement which makes reference to the Prospectus shall be deemed to be a representation and warranty as of the date of the Agency Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Terms Agreement in relation to the Prospectus as amended and supplemented to relate to the Purchased Notes.

                  The Company has prepared, or has caused to have been prepared, an amendment to the Prospectus, or a pricing supplement to the Prospectus, as the case may be, relating to the Purchased Notes, in the form heretofore delivered to you.

                  Subject to the terms and conditions set forth herein and in the Agency Agreement incorporated herein by reference, the Company agrees to issue and sell to [Agents] and [Agents] agree to purchase from the Company, the Purchased Notes, at the time and place, in the principal amount and at the purchase price set forth in the Schedule hereto.

                  If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon acceptance hereof by you this letter, including those provisions of the Agency Agreement incorporated herein by reference, shall constitute a binding agreement between you and the Company.

                                            AMERICAN EXPRESS CREDIT CORPORATION



                                            By:
                                                  -----------------------------
                                            Title:
                                                  ----------------------------
Accepted:

The Agents

                                                             Schedule to Annex I

Title of Purchased Notes:

         Medium-Term Senior Notes, Series B

Aggregate Principal Amount:

[Price to Public:]

Purchase Price by [The Agents]:

                  % of the principal amount of the Purchased Notes,
                  plus accrued interest from    to     [and
                  accrued amortization, if any, from    to]

Method of and Specified Funds for Payment of Purchase Price:

                  [By certified or official bank check or checks, payable to the order of the Company, in immediately available funds

                  [By wire transfer to a bank account specified by the Company in immediately available funds]

Specified Currency (If other than U.S. Dollars):

Indenture:

                  Indenture dated as of September 1, 1987, as supplemented by an Eighth Supplemental Indenture dated as of December 21, 2001 between the Company and Bank One Trust Company, N.A.

Time of Delivery:

Closing Location:

Indexed Principal Note:

Fixed or Floating or Indexed Rate:

Amortizing Note:

Maturity:

Optional Redemption On or After:
         Terms of Optional Redemption:

Optional Repayment On or After:
         Terms of Optional Repayment:

[Initial] Interest Rate:
         [    %]

Interest Payment Dates:

         [months and dates]

For Floating Rate Notes Only:

          a)      Interest Rate Basis:

                  [LIBOR]
                  [EURIBOR]
                  [Treasury Rate]
                  [Commercial Paper Rate]
                  [Federal Funds Effective Rate]
                  [CD Rate]
                  [Prime Rate]
                  [Other (specify)]

          b)      Index Maturity:

                  [daily] [7 days/weekly] [30 days/1 month] [90 days/3 months] [180 days/6 months] [1 year][Other (specify)]

          c)      Spread (if any):

          d)      Spread Multiplier (if any):    %

          e)      Calculation Agent:

          f)      Maximum Interest Rate (if any):      %

          g)      Minimum Interest Rate (if any):     %

          h)      Interest Reset Dates:

               [months and dates]

          i)      Interest Rate Reset Period:

                  [daily][weekly][monthly]
                  [quarterly][semi-annually][annually]

           j)     Interest Payment Period:

                  [monthly][quarterly][semi-annually][annually]


Documents to be Delivered:

                  The following documents referred to in the Agency Agreement shall be delivered as a condition to the Closing:

                  [(1)   The opinion or opinions referred to in Section 6(g).]

                  [(2)   The officers' certificate referred to in Section 6(i).]

                  [(3) The letter of the Company's independent public accountants referred to in Section 6(j).]

                  [(4)   The opinion or opinions referred to in Section 6(k).]


Syndicate Provisions:

     [Set forth any provisions relating to underwriters' default and step-up of amounts to be purchased by underwriters acting with the Agents.]

                                                                        Annex II


                                AMERICAN EXPRESS
                               CREDIT CORPORATION

                       Medium-Term Senior Notes, Series B

                            ADMINISTRATIVE PROCEDURE

                  Medium-Term Senior Notes, Series B, with maturities of nine months or more from their dates of issue (the "Notes"), are to be offered from time to time by American Express Credit Corporation, a Delaware corporation (the "Company") through [the Agents] as agents of the Company (in such capacity, together the "Agents" and individually, an "Agent"). Each Agent has agreed to use its reasonable best efforts to solicit offers to purchase Notes directly from the Company (an Agent in relation to a purchase of a particular Note by a purchaser solicited by such Agent, being herein referred to as the "Selling Agent") and may also purchase Notes from the Company as principal. The Notes are being offered pursuant to an Agency Agreement, dated December 21, 2001
(the "Agency Agreement") between the Company and the Agents, to which this Administrative Procedure is attached as Annex II. Each sale of Notes to any Agent as principal shall be in accordance with the terms of the Agency
Agreement and a Terms Agreement and to the extent any of the provisions of this Administrative Procedure may vary from the provisions of any Terms Agreement, the provisions of such Terms Agreement shall control.

                  The Notes will be issued pursuant to the terms of an Indenture dated as of September 1, 1987, between the Company and Bank One Trust Company N.A., as successor trustee (such trustee or any successor trustee, the "Trustee" and such indenture as amended or supplemented from time to time, the "Indenture"). The Trustee will make payments of principal and interest and take certain actions for and on behalf of the Company in connection with the Notes.

                  In the case of purchases of Notes of the Company by any Agent, as principal, the relevant terms and settlement details related thereto, including the Time of Delivery referred to in Section 2(b) of the Agency Agreement, will be set forth in a Terms Agreement entered into between such Agent and the Company pursuant to the Agency Agreement.

                  Each Note will be represented by either a Global Note (as defined hereinafter) or certificates delivered to the holder thereof or a Person designated by such holder ("Certificated Notes"). An owner of a Global Note will not be entitled to receive a certificate representing such Note.

                  Administrative procedures and specific terms of the offering are explained below. Administrative and record-keeping responsibilities will be handled for the Company by the

Trustee. The Trustee will advise each Agent in writing of those persons handling administrative responsibilities with whom each Agent is to communicate regarding offers to purchase Notes and the details of their delivery. Global Notes will be issued in accordance with the administrative procedures set forth in Part I hereof, as may be adjusted in accordance with changes in the Depositary's operating requirements, and Certificated Notes will be issued in accordance with the administrative procedures set forth in Part II hereof. Unless otherwise defined herein, terms defined in the Indentures, the Notes or the Prospectus Supplement relating to the Notes shall be used herein as therein defined. To the extent the procedures set forth below conflict with the provisions of the Notes, the Indentures, the Depositary's operating requirements or the Agency Agreement, the relevant provisions of the Notes, the Indentures, the Depositary's operating requirements and the Agency Agreement shall control.

                  All times referred to herein shall be New York City times.

                                     PART I

                   Administrative Procedures for Global Notes

                  Each Note will be represented by a Global Note (as defined hereinafter) registered in the name of a nominee of the Depositary Trust Company or any successor depositary selected by the Company (the "Depositary") and recorded in the book-entry system maintained by the Depositary. In connection with the qualification of Global Notes for eligibility in the book-entry system maintained by the Depositary, the Trustee will perform the custodian, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representation dated as of the date hereof from the Company to the Depositary and a Note Certificate Agreement between the Trustee and the Depositary (the "Certificate Agreement"), and its obligations as a participant in the Depositary, including the Depositary's Same-Day Funds Settlement system ("SDFS").

Issuance:             On any date of Settlement (as defined under "Settlement"
                      below) for one or more Fixed Rate Notes, the Company will issue a single note certificate in fully registered form without coupons (a "Global Note") representing up to $400,000,000 principal amount of all of such Notes that have the same Original Issue Date, Interest Rate, Interest
                      Payment Date, Initial Redemption Date and Redemption Terms
                      (if any) and Stated Maturity. Similarly, on any Settlement date for one or more Floating Rate Notes, the Company will issue a single Global Note representing all of such Notes that have the same Original Issue Date, Initial Interest
                      Rate, Interest Rate Basis, Interest Payment Period,
                      Interest Determination Date, Index Maturity, Spread (if any), Minimum Interest Rate (if any), Maximum Interest
                      Rate (if any), Stated Maturity, Spread Multiplier (if any), Interest Rate Reset Period, Interest Reset Dates,
                      Initial Redemption Date and Redemption Terms (if any) and
                      Interest Payment Dates. Each Global Note will be dated as of the date of issue. Each Global Note will bear an Original Issue Date, which will be (i) with respect to an original

                    Global Note (or any portion thereof), its original issuance date and (ii) with respect to any Global Note (or portion thereof) issued in lieu of a destroyed, lost or stolen Global Note, the most recent Interest Payment Date to which interest has been paid or duly provided for on the predecessor Global Note or Notes (or if no such payment or provision has been made, the Original Issue Date of the predecessor Global Note), regardless of the date of issue of such subsequently issued Global Note. No Global Note will represent both Fixed Rate Notes and Floating Rate Notes.

Identification      The Company will arrange, on or prior to the commencement
Numbers:            of a program for the offering of Global Notes, with the
                    CUSIP Service Bureau of Standard & Poor's Corporation (the
                    "CUSIP Service Bureau") for the reservation of a series of CUSIP numbers (including tranche numbers), consisting of approximately 900 CUSIP numbers and relating to Global Notes representing the Notes. The Company has obtained from the CUSIP Service Bureau a written list of such series of reserved CUSIP numbers and will deliver such list to the Trustee and the Depositary. The Trustee will assign CUSIP numbers to Global Notes as described below under Settlement
                    Procedure "B." The Depositary will notify the CUSIP Service
                    Bureau periodically of the CUSIP numbers that the Trustee has assigned to Global Notes. The Trustee will notify the Company at any time when fewer than 100 of the reserved
                    CUSIP numbers remain unassigned to Global Notes. At any time when fewer than 100 previously delivered CUSIP numbers in respect to the Company remain unassigned to Global Notes, the Company will deliver to the Depositary and the Trustee a new list of 900 CUSIP numbers reserved for future assignment to the Global Notes.

Registration:       Global Notes will be issued only in fully registered form
                    without coupons. Each Global Note will be registered in the name of Cede & Co., as nominee for the Depositary, on the securities register for the Global Notes (the
                    "Securities Register"). The beneficial owner of a Global
                    Note (or one or more indirect participants in the Depositary designated by such owner) will designate one or more participants in the Depositary (with respect to such Global Note, the "Participants") to act as agent or agents for such owner in connection with the book-entry system maintained by the Depositary, and the Depositary will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such beneficial owner in such Global Note in the account of such Participants. The ownership interest of such beneficial owner (or such participants) in such Global Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in the Depositary.

Transfers:         Transfers of a Global Note will be accomplished by book
                   entries made by the Depositary and, in turn, by Participants
                   (and in certain cases, one or more indirect participants in the Depositary) acting on behalf of beneficial transferors and transferees of such Global Note.

Exchange:          The Company, or the Trustee, at the Company's request, may deliver to the Depositary and the CUSIP Service Bureau at any time a written notice of consolidation specifying (i) the CUSIP numbers of two or more outstanding Global Notes that represent (A) Fixed Rate Notes having the same Interest
                   Rate, Initial Redemption Date and Redemption Terms (if any) and Stated Maturity and for which interest has been paid to the same date or (B) Floating Rate Notes having the same
                   Interest Rate Basis, Interest Payment Period, Interest
                   Determination Date, Index Maturity, Spread (if any), Minimum
                   Interest Rate (if any), Maximum Interest Rate (if any),
                   Stated Maturity, Spread Multiplier (if any), Interest Rate
                   Reset Period, Interest Reset Date, Redemption Date and
                   Redemption Terms (if any) and Interest Payment Dates and for which interest has been paid to the same date, (ii) a date, occurring at least thirty days after such written notice is delivered and at least thirty days before the next Interest
                   Payment Date for such Global Notes, on which such Global
                   Notes shall be exchanged for a single replacement Global
                   Note and (iii) a new CUSIP number to be assigned to such replacement Global Note. Upon receipt of such a notice, the Depositary will send to its participants (including the Trustee) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Company will deliver to the CUSIP Service Bureau a written notice setting forth such exchange date and such new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Notes to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Global Notes for a single Global Note bearing the new CUSIP number and a new Original Issue Date, and the CUSIP numbers of the exchanged Global Notes will, in accordance with CUSIP
                   Service Bureau procedures, be canceled and not immediately reassigned.

                   Upon such exchange, the Trustee will mark the predecessor Global Note "canceled," make appropriate entries in the Trustee's records and destroy such canceled Global Notes in accordance with the terms of the applicable Indenture and deliver a certificate of destruction to the Company. Notwithstanding the foregoing, if the Global Notes to be exchanged exceed $400,000,000 in aggregate principal amount, one Global Note will be authenticated and issued to represent each $400,000,000 of principal amount of the exchanged Global Notes and an additional Global Note will be authenticated and issued to represent any remaining principal amount of such Global Notes (see "Denominations" below).

Maturities:        Each Global Note will mature on a Business Day not less than nine months after the Settlement date for such Global Note
                   (the "Maturity Date"). A Floating Rate Global Note will mature only on an Interest Payment Date for such Note.

Price to Public:   Each Global Note will be issued at 100% of its principal
                   amount unless otherwise agreed to by the Company.

Denominations:     Global Notes will be issued in principal amounts of
                   $100,000 or any amount in excess thereof that is an integral multiple of $1,000. If Global Notes are denominated in a specified currency other than U.S.
                   dollars, the denominations of such Notes will be determined pursuant to the provisions of the applicable
                   Pricing Supplement. Global Notes will be denominated in principal amounts not in excess of $400,000,000 (or the equivalent thereof). If one or more Global Notes having an aggregate principal amount in excess of $400,000,000 (or the equivalent thereof) would, but for the preceding sentence, be represented by a single Global Note, then one
                   Global Note will be authenticated and issued to represent each $400,000,000 principal amount (or the equivalent thereof) of such Global Note or Notes and an additional
                   Global Note will be authenticated and issued to represent any remaining principal amount of such Global Note or Notes. In such a case, each of the Global Notes representing such Global Note or Notes shall be assigned the same CUSIP number. The Notes may not be resold or exchanged for denominations smaller than $100,000.

Notice of          The Trustee will give notice to the Depositary prior to each
Redemption Dates:  Redemption Date (as specified in the Global Note) if any at the time and in the manner set forth in the applicable
                   Letter of Representations.

Interest:          General. Unless otherwise indicated in the applicable
                   Pricing Supplement, interest, if any, on each Global Note will accrue from the Original Issue Date (or such other date on which interest otherwise begins to accrue (if different than the Original Issue Date)) of the Global
                   Note for the first interest period or the last date to which interest has been paid, if any, for each subsequent interest period, on the Global Note, and will be calculated and paid in the manner and on the Interest
                   Payment Dates described in such Global Note and in the Prospectus (as defined in the Agency Agreement), as supplemented by the applicable Pricing Supplement. Unless otherwise specified, each payment of interest on a Global
                   Note will include interest accrued to but excluding the Interest Payment Date; provided, that in the case of Floating Rate Global Notes that reset daily or weekly, interest payments will include interest accrued to but excluding the next preceding Regular Record Date, except that at stated Maturity, the interest payable will include interest accrued to, but excluding, the Maturity. Interest payable at the Maturity of a Global Note will be payable to the Person to whom the principal of such Global Note is payable. Standard & Poor's Corporation will use the information received in the pending deposit message described under Settlement Procedure "C" below in order to include the amount of any interest payable and certain other information regarding the related Global Note in the appropriate (daily or weekly) bond report published by Standard & Poor's Corporation. The Regular Record Date with respect to any Interest Payment Date for a Floating Rate Global Note, Fixed Rate Global Note or Indexed Rate Global Note shall be the date (whether or not a Business Day) fifteen calendar days immediately preceding such Interest Payment Date.

Payments of         Payment of Interest Only. Promptly after each Regular Record
Principal and       Date, the Trustee for each Global Note will deliver to the
Interest:           Company and the Depositary a written notice setting forth, by CUSIP number, the amount of interest to be paid on each Global Note on the following Interest Payment Date (other than an Interest Payment Date coinciding with Maturity) and the total of such amounts. The Depositary will confirm the amount payable on each Global Note on such Interest Payment
                    Date by reference to the appropriate (daily or weekly) bond reports published by Standard & Poor's Corporation. The
                    Company will pay to the Trustee for the Notes represented by such Global Note the total amount of interest due on such Interest Payment Date (other than at Maturity), and such
                    Trustee will pay such amount to the Depositary, at the times and in the manner set forth below under "Manner of Payment."
                    If any Interest Payment Date for a Global Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue as a result of such delayed payment. In the case of a Floating Rate Global Note that is a LIBOR Note or a EURIBOR
                    Note, if postponement to the next business day would cause the interest payment date to be in the next succeeding calendar month, the Interest Payment Date will instead be the immediately preceding Business Day.

                    Payments at Maturity or Upon Redemption. On or about the first Business Day of each month, the Trustee will deliver to the Company and the Depositary a written list of principal and interest to be paid on each Global Note maturing either at Maturity or on a Redemption Date in the following month. The Trustee for each Global Note, the Company and the Depositary will confirm the amounts of such principal and interest payments with respect to each such Global Note on or about the fifth Business Day preceding the Maturity Date or Redemption Date of such

                    Global Note. On or before such Maturity or Redemption, the Company will pay to the Trustee for the Notes represented by such Global Note the principal amount or redemption price of such Global Note, together with interest due at such Maturity or redemption in the manner set forth below under "Manner of Payment." The Trustee will pay such amount to the Depositary at the times and in the manner set forth below under "Manner of Payment." If any Maturity of a Global Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Maturity Date or Redemption Date. Promptly after payment to the Depositary of the principal and interest or redemption price due on the Maturity Date or Redemption Date of such Global Note, the Trustee for such Global Note will cancel and destroy such Global Note in accordance with the applicable Indenture and, if requested, deliver a certificate of destruction to the Company.

                    Manner of Payment. The total amount of any principal and interest or redemption price due on Global Notes on any Interest Payment Date or at Maturity or upon redemption or repayment shall be paid by the Company to the Trustee for the Notes represented by such Global Note in immediately available funds no later than 9:30 A.M. on such date. The Company will make such payment on such Global Notes by instructing the Trustee to withdraw funds from an account maintained by the Company with the Trustee for the Notes represented by such Global Notes. The Company will confirm any such instructions in writing to such Trustee. Prior to 10 A.M. on the date of Maturity or as soon as possible thereafter, the Trustee will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by the Depositary) to an account at the Federal Reserve previously specified by the Depositary, in funds available for immediate use by the Depositary, each payment of principal (together with interest thereon) due on a Global Note on such Maturity Date or Redemption Date. On each Interest Payment Date (other than at Maturity), interest payments shall be made to the Depositary, in same day funds, in accordance with existing arrangements between the Trustee and the Depositary. On each such date, the Depositary will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names the Global Notes are recorded in the book-entry system maintained by the Depositary. None of the Company (as issuer or as paying agent) or the Trustee shall have any direct responsibility or liability for the payment by the Depositary to such Participants of the principal of and interest on the Global Notes.

                    If an issue of Global Notes is denominated in a currency other than the U.S. dollar, the Company will make payments of principal and any interest in the currency in which the Global Notes are denominated (the "foreign currency") or in U.S. dollars. The Depositary has elected to have all such payments of principal and interest in U.S. dollars unless notified by any of its Participants through which an interest in the Global Notes is held that it elects, in accordance with and to the extent permitted by the applicable Terms Agreement and the Global Note, to receive such payment of principal or interest in the foreign currency. On or prior to the third Business Day after the record date for payment of interest and twelve days prior to the date for payment of principal, such Participant shall notify the Depositary of (i) its election to receive all, or the specified portion, of such payment in the foreign currency and (ii) its instructions for wire transfer of such payment to a foreign currency account.

                    The Depositary will notify the Trustee on or prior to the fifth Business Day after the record date for payment of interest and ten days prior to the date for payment of principal of the portion of such payment to be received in the foreign currency and the applicable wire transfer instructions, and the Trustee shall use such instructions to pay the Participants directly. If the Depositary does not so notify the Trustee, it is understood that only U.S. dollar payments are to be made. The Trustee shall notify the Depositary on or prior to the second Business Day prior to payment date of the conversion rate to be used and the resulting U.S. dollar amount to be paid per $1,000 face amount. In the event that the Trustee's quotation to convert the foreign currency into U.S. dollars is not available, the Trustee shall notify the Depositary's Dividend Department that the entire payment is to be made in the foreign currency. In such event, the Depositary will ask its Participants for payment instructions and forward such instructions to the Trustee and the Trustee shall use such instructions to pay the Participants directly.



Withholding Taxes:  The amount of any taxes required under applicable law to be withheld for any interest, principal or redemption payment on a Global Note will be determined and withheld by the Participant, indirect participant in the Depositary or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Global Note.

Procedure for       The Company and the Agents will from time to time establish
Rate Setting        the aggregate principal amount of, the issuance price of,
and Posting:        and the interest rates to be borne by, Global Notes that may be sold as a result of the solicitation of offers by the Agents. If the Company decides to establish prices of, and rates borne by, any Global Notes to be sold (the establishment of such prices and rates to be referred to herein as "posting") or if the Company decides to change prices or rates previously posted by it, it will promptly advise the Agents of the prices and rates to be posted.

Acceptance and      Unless otherwise instructed by the Company, each Agent will
Rejection of        advise the Company promptly by telephone of all offers to
Offers:             purchase Global Notes received by such Agent, other than
                    those rejected by it in whole or in part in its discretion.
                    Unless otherwise agreed by the Company and each of the Agents, the Company has the sole right to accept offers to purchase Global Notes and may reject any such offer in whole or in part. The Company will promptly notify the Selling
                    Agent who presented such offer of its acceptance or rejection of an offer to purchase Global Notes. Each Agent shall have the right, in its discretion without advising the Company, to reject any offer received by it to purchase
                    Global Notes in whole or in part.


Preparation         If any order to purchase a Global Note is accepted by or on
of Pricing          behalf of the Company, the Company will prepare a Pricing
Supplement:         Supplement reflecting the terms of such Global Note, will
                    file one copy thereof by electronic submission with the Commission in accordance with the applicable paragraph of Rule 424(b) under the Act, will deliver such number of copies thereof to the Agents as the Agents shall request and will, on the Agents' behalf, file three copies of such Pricing Supplement with the NASD. The Agents will cause a Prospectus and such Pricing Supplement to be delivered to the purchaser of such Global Note.

                    In each instance that a Pricing Supplement is prepared, the Agents will affix the Pricing Supplements to Prospectuses prior to their use. Outdated Pricing Supplements and the Prospectuses to which they are attached (other than those retained for files), will be destroyed.

                    Copies of the appropriate number of Pricing Supplement shall be delivered to the Agents at the addresses set forth for each of the Agents in the Agency Agreement by 11:00 A.M., on the Business Day following the acceptance of an offer by or on behalf of the Company.

Suspension of       Subject to the Company's representations, warranties and
Solicitation;       covenants contained in the Agency Agreement, the Company may
Amendment or        instruct the Agents to suspend at any time, for any period
Supplement:         of time or permanently, the solicitation of offers to
                    purchase Global Notes. As soon as practicable, but in any event not later than one Business Day after receipt of such notice, the Agents will suspend solicitation until such time as the Company has advised the Agents that solicitation of offers to purchase Global Notes may be rescinded. Except as otherwise provided for in the Agency Agreement, the Company have discretion regarding whether to amend or supplement the Prospectus. If the Company proposes so to amend or supplement, it will promptly advise the Agents and will furnish each Agent such proposed amendment or supplement.

                    In the event that at the time the Company suspends solicitation of offers to purchase Global Notes there shall be any orders for delayed Settlement outstanding, the Company, consistent with its obligations under the Agency Agreement, promptly will advise the Agents through the Trustee whether such orders may be settled and whether copies of the Prospectus as in effect at the time of the suspension may he delivered in connection with the Settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements which may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.

Delivery of         With respect to each Company offering sold pursuant to the
Prospectus:         Agency Agreement, each Agent (or, in the case of a sale made directly by the Company, the Company) shall send a copy of the Prospectus as the same may be supplemented or amended to the customer or its agent prior to or together with the earlier of (a) delivery of the written confirmation of sale sent to such customer or agent or (b) the Settlement date.

Confirmation:       For each offer to purchase a Global Note solicited by any
                    Agent and accepted by the Company, such Agent will issue a confirmation to the purchaser, and deliver a separate confirmation to the Company, setting forth the appropriate details for Settlement set forth below and delivery and payment instructions.

Settlement:         The receipt by the Trustee of immediately available funds in payment for a Note and issuance of the Global Note representing such Note shall constitute "Settlement" with respect to such Note. All orders accepted by the Company will be settled on the third Business Day thereafter pursuant to the timetable for Settlement set forth below unless the Company and the purchaser agree otherwise.

Settlement          For each offer to purchase a Global Note sold by the Company
Procedures:         through an Agent, except pursuant to the terms of the Agency
                    Agreement shall be as follows:

                    A. Agent will advise the Company (unless provided by the purchaser directly to the Company) by telephone, facsimile transmission or by other mutually agreeable methods of the following Settlement information:

                         (1)  Name of the purchaser;

                         (2)  Address of the purchaser and, if different, the
                                 address of the
                              purchaser for principal and interest payments;

                         (3) Taxpayer identification number of the purchaser (if available);

                         (4)  Principal amount of the purchase;

                         (5)  Date of the purchase;

                         (6)  Date of Note;

                         (7)  Interest Rate:

                              (a) Fixed Rate Notes:

                                   (i) interest rate

                              (b)  Floating Rate Notes:

                                   (ii)    interest rate basis

                                   (iii)   initial interest rate spread or
                                           spread multiplier, if any

                                   (iv)    interest rate reset periods and
                                           interest reset dates

                                   (v) interest payment periods and interest payment dates

                                   (vi)    index maturity

                                   (vii)   maximum and minimum interest rates,
                                           if any;

                              (8)  Issue price of Note

                              (9) Settlement date;

                              (10) Specified currency;

                              (11) Stated Maturity Date;

                              (12) Agent's commission, determined as provided in
                                   Section 2(a) of the Agency Agreement between the Company and such Agent;

                              (13) Wire transfer information for payment of
                                    interest;

                              (14) If applicable, the date on or after which the
                                   Global Note is redeemable at the option of the Company; and

                              (15) Any other terms necessary to describe the
                                   Global Note.

                    The Company will advise the Trustee by telephone (confirmed in writing at any time on the same date), written telecommunication or electronic transmission of the information set forth in Settlement Procedure "A" above. Each such communication by the Company shall constitute a representation and warranty by the Company to the Trustee for such Note and the Agent that (i) such Note is then, and at the time of issuance and sale thereof will be, duly authorized for issuance and sale by the Company and
                    (ii) such Note, and the Global Note representing such Note, will conform with the terms of the Indenture for such Note. The Trustee will then assign a CUSIP number to the Global Note representing such Global Note and notify the Agent and the Company by telephone (confirmed in writing at any time on the same date), written telecommunication or electronic transmission of such CUSIP number as soon as practicable.

                    Before accepting any offer to purchase a Note to be settled in less than three Business Days, the Company shall verify that the Trustee will have adequate time to prepare and authenticate the Global Note representing such Note.

                    After receiving from such Agent the details for each offer to purchase a Note, the Company will, after recording the details and any necessary calculations, provide appropriate documentation to the Trustee by telex, telescope or other means acceptable to the Trustee, including the information provided by such Agent necessary to allow the Trustee to comply with the Settlement Procedures as set forth herein.

                    B. The Trustee will enter a pending deposit message through the Depositary's Participant Terminal Systen-4 providing the following Settlement information to the Depositary, such Agent, Standard & Poor's Corporation and Interactive Data Corporation pursuant to which such
                         Note is to be issued:

                         1.   The information set forth in Settlement Procedure
                              "A."

                         2. Identification as a Fixed Rate Note or a Floating Rate Note.

                         3. Initial Interest Payment Date for such Note, number of days by which such date succeeds the related Regular Record Date and amount of interest payable on such Interest Payment Date.

                         4. Frequency of interest payments (monthly, quarterly, semiannually or annually).

                         5. CUSIP number of the Global Note representing such Note.

                         6. The participant account numbers maintained by the Depositary on behalf of the Trustee and the Agent.

                         7. Whether such Global Note will represent any other Note (to the extent known at such time).

                    C. To the extent the Company has not already done so, the Company will deliver to the Trustee for such Notes a Global Note in a form that has been approved by the Company, the Agent and the Trustee.

                    D. The Trustee will complete the Global Note, stamp the appropriate legend, as instructed by the Depositary, if not already set forth thereon, and authenticate the Global Note.

                    E. The Depositary will credit such Note to the Trustee's participant account at the Depositary.

                    F. The Trustee will enter an SDFS deliver order through the Depositary's Participant Terminal System instructing the Depositary to (i) debit such Note to the Trustee's participant account and credit such Note to such Agent's participant account and (ii) debit such Agent's settlement account and credit the Trustee's settlement account for an amount equal to the price of such Note. The entry of such a deliver order shall constitute a representation and warranty by the Trustee to the Depositary that (i) the Global Note representing such Note has been issued and authenticated and (ii) the Trustee is holding such Global Note pursuant to the Certificate Agreement.

                    G. Unless the Agent is purchasing such Note as Principal, the Agent will enter an SDFS deliver order through the Depositary's Participant Terminal System, with respect to each Note represented by the Global Note to be issued, instructing the Depositary (i) to debit such Note to such Agent's participant account and credit such Note to the participant accounts of the Participants with respect to such Note and (ii) to debit the settlement accounts of such Participants and credit the settlement account of such Agent for an amount equal to the price of such Note.

                    H. Transfers of funds in accordance with SDFS deliver order described in Settlement Procedures "G" and "H" will be settled in accordance with SDFS operating procedures in effect on the Settlement date.

                    I. The Trustee will, upon receipt of funds from the Agent in accordance with Settlement Procedure "G", not earlier than 2:00 p.m., credit to an account of the Company maintained at the Trustee funds available for immediate use in the amount transferred to the Trustee in accordance with Settlement Procedure "G."

                    J. The Trustee will hold the Global Note pursuant to the Certificate Agreement.

                    K. Monthly, the Trustee will send to the Company a statement setting forth the principal amount of Registered Notes Outstanding as of the date of such statement and setting forth a brief description of any sales of which the Company has advised such the Trustee but which have not yet been settled.

                    Such Agent will deliver to the purchaser a copy of the most recent Prospectus applicable to the Note with or prior to any offer of Notes and the confirmation and payment by the purchaser of the Note.

                    Unless the Agent is purchasing such Note as Principal, the Agent will confirm the purchase of such Note to the purchaser either by transmitting to the Participants with respect to such Note a confirmation order or orders through the Depositary's institutional delivery system or by mailing a written confirmation to such purchaser.

Settlement          For  orders of Notes solicited by an Agent, as agent, and
Procedures          accepted by the Company for Settlement on the first
Timetable:          Business Day after the sale date, Settlement Procedures
                    "A" through "K" set forth above shall be completed as soon as possible but not later than the respective times set forth below:

                     Settlement Procedure    Time

                     A                       11:00 A.M.  on the sale date

                     B                       12:00 Noon on the sale date

                     C                       2:00 P.M.  on the sale date

                     D                       3:00 P.M.  on the day before Settlement date

                     E                       9:00 A.M.  on Settlement date

                     F                       10:00 A.M.  on Settlement date

                     G-H                     2:00 P.M.  on Settlement date

                     I                       4:45 P.M.  on Settlement date

                     J-K                     5:00 P.M.  on Settlement date

                    If a sale is to be settled more than one Business Day after the sale date,

                    Settlement Procedures "A", "B" and "C" shall be completed as soon as practicable but no later than 11:00 A.M., 12:00 Noon and 2:00 P.M., as the case may be, on the first Business Day after the sale date. If the initial interest rate for a Floating Rate Global Note has not been determined at the time that Settlement Procedure "A" is completed, Settlement Procedures "B" and "C" shall be completed as soon as such rate has been determined but no later than 11:00 A.M., 12:00 Noon and 2:00 P.M., respectively, on the Business Day before the Settlement date. Settlement Procedure "I" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement date.

                    If Settlement of a Note is rescheduled or canceled, the Trustee after receiving notice from the Company or the Agent, will deliver to the Depositary, through the Depositary's Participant Terminal System, a cancellation message to such effect by no later than 2:00 P.M. on the Business Day immediately preceding the scheduled Settlement date.

Failure to Settle:  If the Trustee fails to enter an SDFS deliver order with respect to a Global Note pursuant to Settlement Procedure "G", the Trustee after receiving notice from the Company or the Agent, may deliver to the Depositary, through the Depositary's Participant Terminal System, as soon as practicable, a withdrawal message instructing the Depositary to debit such Global Note to the Trustee's participant account. The Depositary will process the withdrawal message, provided that the Trustee's participant account contains a principal amount of the Global Note representing such Note that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Notes represented by a Global Note, the Trustee for the Notes represented by such Global Note will mark such Global Note "canceled", and make appropriate entries in the Trustee's records. The CUSIP number assigned to such Global Note shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Notes represented by a Global Note, the Trustee will exchange such Global Note for two Global Notes, one of which shall represent such Note or Notes and shall be canceled immediately after issuance and the other of which shall represent the other Notes previously represented by the surrendered Global Note and shall bear the CUSIP number of the surrendered Global Note.

                    Notwithstanding the foregoing, upon any failure to settle with respect to a Note, the Depositary may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Notes to have been represented by a Global Note, the Trustee will provide, in accordance with Settlement Procedures "G" and "F", for the authentication and issuance of a Global Note representing the other Notes which have not failed to settle, to have been represented by such Global Note and will make appropriate entries in its records.

Redemption:         Except as otherwise indicated in an applicable Pricing
                    Supplement or on a Global Note, the Global Notes are not redeemable prior to maturity. If so indicated in an applicable Pricing Supplement or on a Global Note, such Global Note may be redeemed in whole, but not in part, on any Interest Payment Date commencing on or after the date set forth on such Global Note, which shall be at least 6 months after the date of original issue of such Global Note, upon not less than 5 business days prior written notice to the registered holder thereof, at 100% of the principal amount thereof plus accrued interest to the date of redemption (the "Redemption Date").

Procedures          Company Notice to Trustee regarding Exercise of Optional
upon Company's      Redemption. At least 45 days prior to the date on which it
Exercise of         intends to redeem a Global Note, the Company will notify the
Optional            Trustee for such Global Note that it is exercising such
                    option with respect to such Global Note on such date and the redemption price of such Global Notes.

                    Trustee Notice to the Depositary regarding Company's Exercise of Optional Redemption. Notice to redeem the Global Notes will be mailed, first class postage prepaid, by the Trustee to the Depositary, or its nominee as of the close of business on the date that is five business days preceding the date on which such notice is given. Such notice shall specify (i) the principal amount of the Global Notes to be redeemed, (ii) the date upon which the Global Notes shall be redeemed, and (iii) that interest on the principal amount redeemed shall cease to accrue on the Redemption Date.

                    Deposit of Redemption Price. On or before any Redemption Date, the Company shall deposit with the Trustee an amount of money sufficient to pay the redemption price, plus interest accrued to such Redemption Date, for all the Global Notes or portions thereof which are to be repaid on such Redemption Date. The Trustee will use such money to repay such Global Notes pursuant to the terms set forth in such Global Notes.

Payments of         Trustee Notice to Company of Option to be Repaid. Upon
Principal and       receipt of notice of exercise of the option for repayment
Interest Upon       and the Global Notes so to be repaid as set forth in such
Exercise of         Notes, the Trustee for shall give notice to the Company not
Optional Repayment: less than 20 days prior to each Optional Repayment Date of such Optional Repayment Date and of the principal amount of

                    Global Notes to be repaid on such Optional Repayment Date.

                    Deposit of Repayment Price. On or prior to any Optional Repayment Date, the Company shall deposit with the Trustee an amount of money sufficient to pay the optional repayment price, and accrued interest thereon to such date, of all the Global Notes or portions thereof which are to be repaid on such date. The Trustee will use such money to repay such Global Notes pursuant to the terms set forth in such Global Notes.

Trustees Not to     Nothing herein shall be deemed to require either the
Risk Funds:         Trustee to risk or expend its own funds in connection with any payment to the Company, the Depositary, the Agents or the purchaser, it being understood by all parties that payments made by either the Trustee to the Company, the Depositary, the Agents or the purchaser shall be made only to the extent that funds are provided to the Trustee for such purpose.

Authenticity        The Company will cause the Trustee to furnish the Agents
Signatures:         from time to time with the specimen signatures of each of
                    the Trustee's officers, employees or agents who have been authorized by the Trustee to authenticate Global Notes, but the Agents will have no obligation or liability to the Company or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Company or the Trustee on any Global Note.

Payment             The Agents shall forward to the Company, on a monthly basis,
of Expenses:        a statement of the out-of-pocket expenses incurred by the
                    Agents during that month that are reimbursable to them pursuant to the terms of the Agency Agreement. The Company will remit payment to the Agents currently on a monthly basis.

Advertising Costs:  The Company will determine with the Agents the amount of advertising that may be appropriate in offering the Global Notes. Reasonable advertising expenses will be paid by the Company.


                                    PART II

                Administrative Procedures for Certificated Notes

         The Trustee will serve as registrar and transfer agent in connection with the Certificated Notes.

Price to Public:          Each Certificated Note will be issued at 100% of principal amount, unless otherwise agreed to by the Company.

Date of Issuance:         Each Certificated Note will be dated and issued as of the date of its authentication by the Trustee.

Maturities:               Each Certificated Note will mature on a Business Day selected by the purchaser and agreed upon by the Company, such date being at least nine months from the date of issuance. Each Certificated Floating Rate Note will mature on an Interest Payment Date.

Registration:             Certificated Notes will be issued only in fully registered form without coupons.

Currency:                 The specified currency for a Certificated Note shall be U.S. dollars unless another currency is specified in the applicable Pricing Supplement.

Denominations:            The Certificated Notes will be issued and payable in U.S. dollars (or in the other specified currency) in the denomination of $100,000 and any larger denomination which is an integral multiple of $1,000.  The
                          Certificated Notes may not be resold or exchanged for denominations smaller than $100,000.

Interest:                 General.  Unless otherwise indicated in the applicable Pricing Supplement, interest, if any, on each Certificated Note will accrue from the Original
                          Issue Date (or such other date on which interest otherwise begins to accrue
                          (if different from the Original Issue Date)) of such Certificated Note for the first interest period or the last date to which interest has been paid, if any, for each subsequent interest period, on such Certificated Note, and will be calculated and paid in the manner and on the dates described in such Certificated Note and in the Prospectus, as supplemented by the applicable Pricing Supplement.  Unless otherwise specified therein, each payment of interest on a Certificated Note will include interest accrued to but excluding the Interest Payment Date (provided that, in the case of
                          Certificated Notes which reset daily or weekly, interest payments will include accrued interest to and including the next preceding Regular Record
                          Date (as defined below), except that at Stated Maturity, the interest payable will include interest accrued to, but excluding, the stated
                          Maturity date.

                          Regular Record Dates. The Regular Record Dates with respect to any Interest
                          Payment Date for a Fixed Rate Certificated Note, Floating Rate Certificated Note
                          or Indexed Rate Certificated Note shall be the date (whether or not a Business
                          Day) fifteen calendar days immediately preceding such Interest Payment Date.

Payments of Interest:     The Trustee will pay the principal amount of each Certificated Note at
                          Maturity or upon redemption upon presentation and surrender of such
                          Certificated Note to the Trustee.  Such payment, together with payment of interest due at Maturity or upon redemption of such Certificated Note, will be made in funds available for immediate use by the Trustee and in turn by the holder of such Certificated Note.  Certificated Notes presented to the
                          Trustee at Maturity or upon redemption for payment will be canceled and destroyed by the Trustee, and a certificate of destruction will be delivered to the Company.  All interest payments on a Certificated Note
                          (other than interest due at Maturity or upon redemption) will be made by check drawn on the Trustee (or another person appointed by the Trustee) and mailed by the Trustee to the person entitled thereto as provided in such
                          Certificated Note and the applicable Indenture; provided, however, that any holder of $10,000,000 or more of Certificated Notes having the same
                          Interest Payment Dates will, upon written request prior to the Regular
                          Record Date in respect of an Interest Payment Date, be entitled to receive payment by wire transfer of immediately available funds.  Following each
                          Regular Record Date, the Trustee will furnish the Company with a list of interest payments to be made on the following Interest Payment Date for each Certificated Note and in total for all Certificated Notes.  Interest at Maturity or upon redemption will be payable to the person to whom the payment of principal is payable.  The Trustee will provide monthly to the
                          Company lists of principal and interest, to the extent ascertainable, to be paid on Certificated Notes maturing or to be redeemed in the next month.

                          Withholding Taxes.  The amount of any taxes required under applicable law to be withheld from any interest payment on a Certificated Note will be determined and withheld by the Trustee.  The Company will be responsible for withholding taxes on interest paid on Certificated Notes as required by applicable law

                          If any Interest Payment Date for or the Maturity of a Certificated Note is
                          not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on account of such delayed payment. In the case of a Floating Rate Certificated Note that is a
                          LIBOR Note or a EURIBOR Note, if postponement to the next Business Day would cause the Interest Payment Date to be in the next succeeding calendar month, the Interest Payment Date will instead be the immediately preceding Business
                          Day.

Preparation of            If any order to purchase a Certificated Note is accepted by or on behalf of
Pricing Supplement:       the Company, the Company will prepare a Pricing Supplement reflecting the terms of such Certificated Note, will file one copy thereof by electronic submission with the Commission in accordance with the applicable paragraph of Rule 424(b) under the Act, will deliver such number of copies thereof to the Agents as the Agents shall request and will, on the Agents' behalf, file three copies of the Pricing Supplement with the National Association of
                          Securities Dealers, Inc. (the "NASD"). The Agents will cause a Prospectus and Pricing Supplement to be delivered to the purchaser of such Certificated
                          Note.

                          Copies of the appropriate number of Pricing Supplements shall be delivered to the Agents at the addresses set forth for each of the Agents in the
                          Agency Agreement by 11:00 A.M. on the Business Day following the acceptance of an offer by or on behalf of the Company.

                          In each instance that a Pricing Supplement is prepared, the Agents will affix the Pricing Supplement to a Prospectus prior to its use. Outdated
                          Pricing Supplements and the Prospectuses to which they are attached (other than those retained for files), will be destroyed.


Acceptance and            The Company shall have the right to accept offers to purchase its
Rejection of Offers:      Certificated Notes in its sole discretion and may reject any such offer in whole or in part. The Company will promptly notify the Selling Agent of its acceptance or rejection of an offer to purchase its Certificated Notes. Each
                          Agent shall have the right, in its discretion reasonably exercised without advising the Company, to reject any offer in whole or in part. Each Agent shall promptly communicate to the Company, orally or in writing, each reasonable offer to purchase Certificated Notes from the Company received by such Agent, other than those rejected by such Agent in the reasonable exercise of its discretion.

Settlement:               The receipt of immediately available funds in U.S. Dollars (or in the other specified currency) by the Company in payment for a Certificated Note and the authentication and issuance of such Certificated Note shall, with respect to such Certificated Note, constitute "Settlement". All offers accepted by the Company will be settled from one to three Business Days from the date of acceptance by the Company pursuant to the timetable for
                          Settlement set forth below unless the Company and the purchaser agree to
                          Settlement on a later date, provided, however, that the Company will so notify the Trustee of any such later date on or before the Business Day immediately prior to the Settlement date.

Settlement Procedures:    In the event of a purchase of Certificated Notes by an Agent, as principal, appropriate Settlement details will be set forth in the applicable Terms Agreement to be entered into between such Agent and the
                          Company pursuant to the Agency Agreement. Settlement Procedures with regard to each Certificated Note sold by the Company or through each Agent shall be as follows:

                          A.  The Selling Agent will advise the Company (unless provided by the purchaser directly to the Company) by telephone, telex or facsimile, of the following Settlement information:

                              (1)   Exact name in which the Certificated Note is to be registered
                                    ("Registered Owner").

                              (2)   Exact address of the Registered Owner and address for payment of principal and interest, if any.

                                                  21


                              (3)   Taxpayer identification number of the Registered Owner.

                              (4)   Principal amount of the
                                    Certificated Note (and, if
                                    multiple Certificated Notes are
                                    to be issued, denominations
                                    thereof).

                              (5)   Settlement Date.

                              (6)   Stated Maturity.

                              (7)   Price.

                              (8)   Trade Date.

                              (9)   Interest rate:

                                    (a)  Fixed Rate Notes:
                                         i)  Interest Rate

                                    (b)  Floating Rate Notes:
                                         i)   Interest Rate Basis
                                         ii)  Initial Interest Rate
                                         iii) Spread and/or Spread Multiplier, if any
                                         iv)  Interest Reset Periods and Interest Reset Dates
                                         v)   Interest Payment Periods and Interest Payment Dates
                                         vi)  Index Maturity
                                         vii) Maximum and Minimum Interest Rates, if any
                                         viii)Interest Determination Dates
                                         ix)  Regular Record Dates
                              (10)   The date on or after which
                                     the Certificated Notes are
                                     redeemable at the option
                                     of the Company, and
                                     additional redemption
                                     provisions, if any.
                              (11)   Wire transfer information for payment of interest.
                              (12)   Interest Payment Date and the Interest Payment Period.
                              (13)   Agents' commission.


                          B.   The Company will confirm the
                               information set forth in Settlement
                               Procedure "A" above and the name of
                               the Selling Agent to the Trustee by
                               telephone, telex or facsimile, and
                               the Trustee will assign a CUSIP
                               number to the transaction. If the
                               Company rejects an offer, the Company
                               will promptly notify the Selling
                               Agent and the Trustee by telephone.

                          C.   The Trustee will complete the Certificated Note and will authenticate such Certificated Note.

                          D.   The Trustee will deliver the Certificated Note to the Selling Agent.

                          E.   The Selling Agent will cause to be wire transferred to a bank account designated by the Company immediately available funds in U.S. dollars
                               (or in the other specified currency) in the amount of the principal amount of the Certificated Note.

                          F.   The Selling Agent will deliver the
                               Certificated Note to the purchaser
                               against payment in immediately
                               available funds in the amount of the
                               principal amount of the Certificated
                               Note. The Selling Agent will deliver
                               to the purchaser a copy of the most
                               recent Prospectus applicable to the
                               Certificated Note with or prior to
                               any written offer of Certificated
                               Notes, delivery of the Certificated
                               Note and the confirmation and payment
                               by the purchaser for the Certificated
                               Note.

Settlement Procedures     For offers accepted by the Company, Settlement Procedures "A" through "F"
Timetables:               set forth above shall be completed on or before the respective times set forth below:



                          Settlement
                          Procedure                          Time (New York)

                              A                                   5 PM on date of order

                              B                                   3 PM on the Business Day prior
                                                                  to Settlement date

                              C-D                                 12 noon on the Settlement date

                              E                                   2:15 PM on the Settlement date

                              F                                   3 PM on the Settlement date

Failure                   In the event that a purchaser of a Certificated Note shall either
to Settle:                fail to accept delivery of or make payment for the Certificated Note on the date fixed by the Company for Settlement, the Selling Agent will immediately notify the Trustee and the Company by telephone, confirmed in writing, of such failure and return the Certificated Note to the Trustee. Upon the
                          Trustee's receipt of the Certificated Note from such Selling Agent, the
                          Company will promptly return to such Selling Agent an amount of immediately available funds in U.S. dollars (or in the other specified currency) equal to any amount previously transferred to the Company in respect of the
                          Certificated Note pursuant to advances made by such Selling Agent. Such returns will be made on the Settlement date, if possible, and in any event not later than 12 noon on the Business Day following the Settlement date.
                          The Company will reimburse such Selling Agent on an equitable basis for its loss of the use of the funds during the period when the funds were credited to the account of the Company. Upon receipt of the Note in respect of which the default occurred, the Trustee will mark the Note "canceled", make appropriate entries in its records and deliver the Certificated Note to the
                          Company with an appropriate debit advice. Subject to the Agency Agreement, the Selling Agent will not be entitled to any commission with respect to any
                          Certificated Note which the purchaser does not accept or make payment for.

Redemption:               Except as otherwise specified in an applicable Pricing Supplement or in the applicable Certificated Note, the Notes will not be redeemable prior to their Stated Maturity. If so specified in an applicable Pricing Supplement or in the applicable Certificated Note, such Certificated Note will be subject to redemption by the Company, on any Interest Payment Date commencing on or after the date set forth on the Certificated Note, which shall be at least six months after the date of original issue of such
                          Certificated Note, in whole but not in part, at the option of the Company, at the redemption price set forth on the Certificated Note, together with interest accrued thereon to the date of redemption.

Procedures upon           Company's Exercise Company Notice to Trustee regarding Exercise of Optional
Company's Exercise of     Redemption. At of Optional Redemption: least 45 days prior to the date on
Optional Redemption.      which it intends to redeem a Certificated Note, the Company will notify the
                          Trustee for such Certificated Note that it is exercising such option with respect to such Certificated Note on such date.

                          Trustee Notice to Holders regarding After receipt of notice that the Company is exercising its option to redeem a Certificated Note, the Trustee will, at least 30 days before the Redemption Date for such Certificated Note, mail a notice, first class, postage prepaid, to the Holder of such Certificated
                          Note, informing such Holder of the Company's exercise of such option with respect to such Certificated Note.


Payments of Principal     Trustee Notice to Company of Option to be Repaid. Upon receipt of notice
and Interest Upon of      exercise of the option for repayment and the Certificated Notes to be repaid as set
Exercise of Optional      forth in such Certificated Notes, the Trustee for such Certificated Notes
Repayment                 shall give notice to the Company not less than 20 days prior to each Optional
                          Repayment Date of such Optional Repayment Date and of the principal amount of Certificated Notes to be repaid.

Payment at Maturity:      Upon presentation of each Certificated Note at Stated Maturity or upon redemption, the Trustee (or any duly appointed paying agent) will pay the principal amount thereof, together with accrued interest. Such payment shall be made in immediately available funds in U.S. dollars (or such other specified currency), provided that the Certificated Note is presented to the
                          Trustee (or any such paying agent) in time for the Trustee (or such paying agent) to make payments in such funds in accordance with its normal procedures. The Company will provide the Trustee (and any such paying agent)
                          with funds available for immediate use for such purpose. Certificated Notes presented at Stated Maturity or upon redemption will be canceled by the
                          Trustee.


Procedures for Rate       The Company and the Agents will discuss from time to time the rates to be
Setting and Posting:      borne by the Certificated Notes that may be sold as a result of the solicitation of offers by the Agents. Once any Agent has recorded any indication of interest in Certificated Notes upon certain terms, and communicated with the Company, if the Company accepts an offer to purchase
                          Certificated Notes upon such terms, it will supply an appropriate number of copies of the Prospectus, as then amended or supplemented, to the Agent who presented such offer. See "Delivery of Prospectus." No Settlements with respect to Certificated Notes upon such terms may occur prior to such delivery and the Agents will not, prior to such delivery, mail confirmations to customers who have offered to purchase Certificated Notes upon such terms. After such delivery, sales, mailing of confirmations and Settlements may occur with respect to Certificated Notes upon such terms, subject to the provisions of "Delivery of Prospectus" below.

                          If the Company decides to post rates and a decision has been reached to change interest rates, the Company will promptly notify each Agent. Each
                          Agent will forthwith suspend solicitation of purchases. At that time, the
                          Agents will recommend and the Company will establish rates to be so
                          "posted." Following establishment of posted rates and prior to the delivery described in the following sentence, the Agents may only record indications of interest in purchasing Certificated Notes at the posted rates. Once any
                          Agent has recorded any indication of interest in Certificated Notes at the posted rates and communicated with the appropriate Officer of the Company, if the Company plans to accept an offer at the posted rate, it will supply an appropriate number of copies of the Prospectus, as then amended or supplemented, to the Agent who presented such offer. See "Delivery of
                          Prospectus." No Settlements at the posted rates may occur prior to such delivery and the Agents will not, prior to such delivery, mail confirmations to customers who have offered to purchase Certificated Notes at the posted rates. After such delivery, sales, mailing of confirmations and Settlements may resume, subject to the provisions of "Delivery of Prospectus" below.

Suspension of             In the event that at the time the Agents, at the direction of the Company,
Solicitation:             suspend solicitation of offers to purchase from the Company there shall be any orders outstanding which have not been settled, the Company will promptly advise the Agents through the Trustee whether such orders may be settled and

                          whether copies of the Prospectus as theretofore amended and/or supplemented as in effect at the time of the suspension may be delivered in connection with the Settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements which may be made in the event that the Company determine that such orders may not be settled or that copies of such Prospectus may not be so delivered.

Delivery of Prospectus:   A copy of the Prospectus as most recently amended or supplemented on the date of delivery thereof must be delivered by an Agent (or, in the case of a sale made directly by the Company, by the Company) to a purchaser prior to or together with the earlier of the delivery of (i) the written confirmation of a sale sent to a purchaser or his agent and (ii) any Certificated Note purchased by such purchaser. The Company will use its best efforts to ensure that the Agents receive copies of the Prospectus and each amendment or supplement thereto in such quantities and within such time limits as will enable an Agent to deliver such confirmation or Certificated Note to a purchaser as contemplated by these procedures and in compliance with the preceding sentence. If, since the date of acceptance of a purchaser's offer, the Prospectus shall have been supplemented solely to reflect any sale of
                          Certificated Notes on terms different from those agreed to between the
                          Company and such purchaser or a change in posted rates not applicable to such purchaser, such purchaser shall not receive the Prospectus as supplemented by such new supplement, but shall receive the Prospectus as supplemented to reflect the terms of the Certificated Notes being purchased by such purchaser and otherwise as most recently amended or supplemented on the date of delivery of the Prospectus. The Trustee will make all such deliveries with respect to all Certificated Notes sold directly by the
                          Company.


Confirmation:             For each order to purchase a Certificated Note solicited by the Agent and accepted by or on behalf of the Company, the Agent will issue a confirmation to the purchaser, with a copy to the Company, setting forth the details set forth above and delivery and payment instructions.

Trustees Not to Risk      Nothing herein shall be deemed to require either the Trustee to risk or
Funds:                    expend its own funds in connection with any payment to the Company, the
                          Agents or the purchaser, it being understood by all parties that payments made by either the Trustee to the Company, the Agents or the purchaser shall be made only to the


                          extent that funds are provided to the Trustee for such purpose.


Authenticity of           The Company will cause the Trustee to furnish the Agents from time to time
Signatures:               with the specimen signatures of each of the Trustee's officers, employees and agents who have been authorized by the Trustee to authenticate
                          Certificated Notes, but the Agents will have no obligation or liability to the Company or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Company or the Trustee on any
                          Certificated Note.


Payment of Expenses:      The Agents shall forward to the Company, on a monthly basis, a statement of the out-of-pocket expenses incurred by the Agents during that month that are reimbursable to them pursuant to the terms of the Agency
                          Agreement. The Company will remit payment to the Agents currently on a monthly basis.

Advertising               The Company will determine with the Agents the amount of advertising
Costs:                    that may be appropriate in offering the Certificated Notes. Reasonable advertising expenses will be paid by the Company.



                                                                       EXHIBIT A



Addressed to the Company's
Board of Directors and the Agents

Ladies and Gentlemen:

We have audited the consolidated balance sheets of American Express Credit Corporation (the "Company") and subsidiaries as of December 31, 2000 and 1999 and the consolidated statements of income, shareholders' equity and changes in financial position for each of the three years in the period ended December 31, 2000, and the related financial statement schedule, all included in the Registration Statements (Nos. 33-62797 and 333-38199) on Forms S-3 filed by the Company under the Securities Act of 1933 (the "Act"); our reports with respect thereto also are included in such Registration Statements.

In connection with the Registration Statements:

1. We are independent auditors with respect to the Company within the meaning of the Act.

2. In our opinion, the consolidated financial statements and financial statement schedule audited by us and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder.

3. We have not audited any financial statements of the Company as of any date or for any period subsequent to December 31, 2000. The purpose (and therefore the scope) of our audit for the year ended December 31, 2000 was to enable us to express our opinion on the consolidated financial statements at December 31, 2000 and for the year then ended, but not on the financial statements for any interim period within such year. Therefore, we are unable to express and do not express an opinion on: the unaudited condensed consolidated balance sheet at [most recent quarter end]; the unaudited condensed consolidated statements of income and changes in financial position for the [three/six/nine]-months ended [most recent quarter end], 2001 and 2000, included in the Registration Statements, or the financial position, results of operations or changes in financial position as or any date or for any period subsequent to December 31, 2000.

4. For purposes of this letter, we have read the 2001 minutes of meetings of the shareholders and the Board of Directors of the Company and its subsidiaries as set forth in the minute books through [cut-off date], officials of the Company having advised us that the minutes of all such meetings through that date were set forth therein, and have carried out other procedures to [cut-off date] as follows (our work did not extend to the period from [cut-off date to MTN commencement date].

     a. With respect to the [three/six/nine]-month periods ended [most recent quarter end], 2001 and 2000, we have:

                    (1) performed the procedures specified by the American
               Institute of Certified Public Accountants for a review of interim financial information as described in SAS 71, Interim Financial Information, on the unaudited condensed consolidated balance sheet at ended [most recent quarter end], 2001 and unaudited condensed consolidated statements of income and changes in financial position for the [three/six/nine]-month periods ended [most recent quarter end], 2001 and 2000, included in the Registration Statements; and

                    (2) inquired of certain officials of the Company who have
               responsibility for financial and accounting matters as to whether the unaudited condensed consolidated financial statements referred to in a. (1) above comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations.

The foregoing procedures do not constitute an audit conducted in accordance with generally accepted auditing standards. Also, they would not necessarily reveal matters of significance with respect to the comments in the following paragraph. Accordingly, we make no representations as to the sufficiency of the foregoing procedures for your purposes.

5. Nothing came to our attention as a result of the foregoing procedures that caused us to believe that:

     a. any material modifications should be made to the unaudited condensed consolidated financial statements described in 4.a.(l) above, included in the Registration Statements, for them to be in conformity with generally accepted accounting principles; or

     b. the unaudited condensed consolidated financial statements described in 4.a.(1) above do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations.

6. Company officials have advised us that no consolidated financial statements as of any date or for any period subsequent to [most recent quarter end] are available; accordingly, the procedures carried out by us with respect to changes in financial statement items after [most recent quarter end] have, of necessity, been even more limited than those with respect to the periods referred to in 4. above. We have inquired of certain officials of the Company who have responsibility for financial and accounting matters as to whether: (i) there was any change at [cut-off date] in the capital stock, increase in long-term debt or any decrease in consolidated net current assets or shareholders' equity of the consolidated companies as compared with the amounts shown on the [last day of most recent quarter] unaudited condensed consolidated balance sheet included in the Registration Statements, or (ii) for the period from [first day after most recent quarter end] to [the cut-off date], there was any decrease, as compared with the corresponding period in the preceding year, in consolidated net sales or in the total or per share amounts of consolidated net income.

     On the basis of these inquiries and our reading of the minutes as described in 4. above, nothing came to our attention that caused us to believe that there was any such change, increase or decrease.

7. At your request, we have also read the items identified by you on the attached copies of selected pages of the [Prospectus Supplement, Form 10-K, Form 10-Q and/or 8-K] and have performed the following procedures, which were applied as indicated with respect to the symbols explained below:

          A. We compared the dollar amounts or percentages to the amounts in the audited financial statements described in the introductory paragraph of this letter and found them to be in agreement.

          B. We compared the dollar and other amounts not derived directly from audited or unaudited financial statements to the Company's accounting records and found them to be in agreement.

          C. We compared the dollar and other amounts not derived directly from audited or unaudited financial statements, or that could not be compared directly to the Company's accounting records, to amounts in analyses prepared by the Company from its accounting records and found them to be in agreement.

          D. We proved the arithmetic accuracy of the percentages or other amounts based on the data in the above mentioned financial statements, accounting records and analysis.

8. Our audits of the consolidated financial statements for the periods referred to in the introductory paragraph of this letter were comprised of audit tests and procedures deemed necessary for the purpose of expressing an opinion on such financial statements taken as a whole. For neither the periods referred to therein nor any other period did we perform audits tests for the purpose of expressing an opinion on individual balances of accounts or summaries of selected transactions such as those enumerated above and, accordingly, we do not express an opinion thereon.

9. It should be understood that we make no representation as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the paragraph 7 above; also, such procedures would not necessarily reveal any material misstatement of such information. Further, we have addressed ourselves solely to the foregoing data as set forth in the Registration Statements and make no representations as to the adequacy of disclosure or as to whether any material facts have been omitted.

12. This letter is solely for the information of the addressees and to assist the underwriters in conducting and documenting their investigation of the affairs of the Company in connection with the offering of the securities covered by the Registration Statements, and is not to be used, circulated, quoted or otherwise referred to within or without the underwriting group for any other purpose, including, but not limited to, the registration purchase, or sale or securities, nor is it to be filed with or referred to in whole or in part in the Registration Statements or any other document, except that reference may be made to it in the underwriting agreement or any list of closing documents pertaining to the offering of the securities covered by the Registration Statements.

                                                      Very truly yours,